File No. 33-43845 811-3700

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 62 	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 62	[X]

(Check appropriate box or boxes.)

The Dreyfus/Laurel Tax-Free Municipal Funds
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

     Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
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X	on November 1, 2008 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of Rule 485

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If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-
effective amendment.
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Dreyfus BASIC California
Municipal Money Market Fund

Seeks current income exempt from federal and California state income taxes by investing in short-term, high quality municipal obligations

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PROSPECTUS November 1, 2008

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Contents

The Fund

Goal and Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	7
Distributions and Taxes	10
Services for Fund Investors	11
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For More Information

See back cover.

Dreyfus BASIC California Municipal Money Market Fund Ticker Symbol: DCLXX

The Fund

GOAL AND APPROACH

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The fund seeks to provide a high level of current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed without shareholder approval. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

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To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. When the fund manager believes that acceptable California municipal obligations are unavailable for investment, the fund may invest temporarily in securities that provide income subject to California state personal income taxes, but not federal income tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

The fund may also invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

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Although the fund seeks to provide income exempt from federal and California state personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

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Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Municipal obligations: debt securities that provide income free from federal income tax, and state income tax if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Fund 1

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield
  California’s economy and the revenues underlying its municipal obligations may decline the fund’s portfolio securities may be more sen- sitive to risks that are specific to investing primarily in a single state any of the fund’s holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

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To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal and California state personal income taxes, if any such municipal obligations fail to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Concept to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by The Dreyfus Corporation (Dreyfus).

The Fund 2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

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Best Quarter:	Q2 '00	+0.85%
Worst Quarter:	Q3 '03	+0.11%

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The fund’s year-to-date total return as of 9/30/08 was 1.55% .

Average annual total returns as of 12/31/07

1 Year	5 Years	10 Years

3.26%	1.90%	2.14%
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For the fund’s current 7-day yield, please call toll-free:
1-800-645-6561.

What this fund is – and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

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Fee table Shareholder transaction fees charged if your account balance is less than $50,000*

Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00
Annual fund operating expenses
% of average daily net assets
Management fees	0.45%
Other expenses**	0.01%

Total annual fund	0.46%
operating expenses
Fee waiver and/or
expense reimbursement***	(0.01)%

Net operating expenses	0.45%
*	Shareholder transaction fees are not charged if you have been a fund shareholder since November 20, 1995.

**	The 0.01% amount noted in “Other expenses” reflects expenses of the non-interested Board members.

***	Dreyfus is required to reduce its fees in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members (including counsel fees).

Expense example

1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579
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This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concept to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent trustees and extraordinary expenses.

The Fund 4

MANAGEMENT

Investment adviser

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The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $321 billion in approximately 187 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.44% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s shareholder report for the period ended June 30, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Distributor

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The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

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Code of ethics

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The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

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The Fund 5

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.  These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

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			Year Ended June 30,

	2008	2007	2006	2005	2004

Per Share Data ($):

Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00

Investment Operations:

Investment income--net	.027	.032	.025	.014	.005

Distributions:

Dividends from investment	(.027)	(.032)	(.025)	(.014)	(.005)

income--net

Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.72	3.21	2.50	1.34	.53

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.46	.45	.45	.46	.45

Ratio of net expenses to average net assets	.45	.45	.45	.45	.45

Ratio of net investment income to average net	2.57	3.16	2.49	1.37	.52

assets

Net Assets, end of period ($ x 1,000)	259,683	107,993	72,067	72,141	57,791

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The Fund 6

Your Investment

ACCOUNT POLICIES Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated at 12:00 noon and 4:00 p.m. Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

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When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

The fund’s portfolio securities are valued based on amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality and diversification requirements to help it maintain the $1.00 share price.

Fund shares may be purchased through the distributor or third party agents that have entered into an agreement with the fund’s distributor. If you invest through a third party (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative, the Statement of Additional Information or call 1-800-645-6561 (Outside the U.S. 516-794-5452) for more information.

Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or qualified retirement plans.

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Minimum investments

	Initial	Additional

Regular accounts	$25,000*	$1,000**

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

*	The minimum initial investment is $25,000 unless the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future level of investment of $25,000.

**	$100 for investors who have held fund shares since November 20, 1995.

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To open an account or purchase additional shares:

Mail. To open an account, complete an application and mail, together with a check, to: The Dreyfus Family of Funds, P.O. Box 55299, Boston, MA 02205-8553. To purchase additional shares, mail a check (with your account number on your check), together with an investment slip, to: The Dreyfus Family of Funds, P.O. Box 105, Newark, NJ 07101-0105. Make checks payable to: The Dreyfus Family of Funds.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-645-6561 (Outside the U.S. 516-794-5452) for information.

Dreyfus TeleTransfer. To purchase additional shares by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-646-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services For Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call 1-800-646-6561 (outside the U.S. 516-794-5452) for locations.

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Your Investment 7

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.

Limitations on selling shares by phone or online through www.dreyfus.com

Proceeds	Minimum	Maximum

sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$5,000	$500,000 for joint

		accounts every

		30 days/ $20,000

		per day

Dreyfus	$1,000	$500,000 for joint

TeleTransfer		accounts every

		30 days/ $20,000

		per day

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Shareholder transaction fees
charged if your account balance is less than $50,000**

Exchange fee	$5.00

Account closeout fee	$5.00

Wire and Dreyfus TeleTransfer redemption fee	$5.00

Checkwriting charge	$2.00

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*	Not available online on accounts whose address has been changed within the last 30 days.

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**	Shareholder transaction fees are not charged if you have been a fund shareholder since November 20, 1995.

Mail. To redeem shares by mail, send a letter of instruction that includes:

  your name
  your account number
  the name of the fund
  the dollar amount to be redeemed
  how and where to send the proceeds

Mail your request to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8501.

Telephone or Online. To sell shares call 1-800-646-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer) to be sent to the bank account information on file with the fund. For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

In Person. Visit a Dreyfus Financial Center. Please call 1-800-646-6561 (outside the U.S. 516-794-5452) for locations.

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

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Your Investment 8

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

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Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund also reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

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The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund may also process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below 10,000*, the fund may ask you to increase your balance. If it is still below 10,000* after 30 days, the fund may close your account and send you the proceeds.

*	Below $500 if you have been a fund shareholder since November 20, 1995.

Your Investment 9

DISTRIBUTIONS AND TAXES

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The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

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The fund anticipates that virtually all dividends paid to you will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

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For California state personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California state personal income taxes.

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The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Your Investment 10

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

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For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

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Checkwriting privilege

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You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

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Exchange privilege

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You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

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Dreyfus TeleTransfer privilege

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To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Shareholder transaction fees are not charged if you have been a fund shareholder since November 20, 1995.

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Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

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Account Statements

Every Dreyfus investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

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Your Investment 11

NOTES

NOTES

For More Information

Dreyfus BASIC California Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

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Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center –Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

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A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for
information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

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© 2008 MBSC Securities Corporation

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Dreyfus BASIC Massachusetts
Municipal Money Market Fund

Seeks current income exempt from federal and Massachusetts income taxes by investing in short-term, high quality municipal obligations

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PROSPECTUS November 1, 2008

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Contents

The Fund

Goal and Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	7
Distributions and Taxes	10
Services for Fund Investors	11
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For More Information

See back cover.

Dreyfus BASIC Massachusetts Municipal Money Market Fund Ticker Symbol: DMRXX

The Fund

GOAL AND APPROACH

The fund seeks to provide a high level of current income exempt from federal and Massachusetts state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective can be changed without shareholder approval. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes. When the fund manager believes that acceptable Massachusetts municipal obligations are unavailable for investment, the fund may invest temporarily in securities that provide income subject to Massachusetts state personal income taxes, but not federal income tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

The fund may also invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and Massachusetts state personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Municipal obligations: debt securities that provide income free from federal income tax, and state income tax if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Fund 1

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield
  Massachusetts’s economy and the revenues under- lying its municipal obligations may decline the fund’s portfolio securities may be more sen- sitive to risks that are specific to investing primarily in a single state any of the fund’s holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

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To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal and Massachusetts state personal income taxes, if any such municipal obligations fail to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Concept to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by The Dreyfus Corporation (Dreyfus).

The Fund 2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

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Best Quarter:	Q2 '00	+0.95%
Worst Quarter:	Q3 '03	+0.11%

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The fund’s year-to-date total return as of 9/30/08 was 1.47% .

Average annual total returns as of 12/31/07

1 Year	5 Years	10 Years

3.23%	1.90%	2.22%
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For the fund’s current 7-day yield, please call toll-free:
1-800-645-6561.

What this fund is – and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

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Shareholder transaction fees
charged if your account balance is
less than $50,000*
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00
Annual fund operating expenses
% of average daily net assets
Management fees	0.45%
Other expenses**	0.01%

Total annual fund	0.46%
operating expenses
Fee waiver and/or
expense reimbursement***	(0.01)%

Net operating expenses	0.45%
*	Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**	The 0.01% amount noted in “Other expenses” reflects expenses of the non-interested Board members.

***	Dreyfus is required to reduce its fees in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members (including counsel fees).

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Expense example

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1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579
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This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concept to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent trustees and extraordinary expenses.

The Fund 4

MANAGEMENT

Investment adviser

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The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $321 billion in approximately 187 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.44% of the fund's average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s shareholder report for the period ended June 30, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Distributor

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The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

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Code of ethics

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The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

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The Fund 5

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.  These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

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			Year Ended June 30,

	2008	2007	2006	2005	2004

Per Share Data ($):

Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00

Investment Operations:

Investment income--net	.026	.032	.024	.013	.005

Distributions:

Dividends from investment	(.026)	(.032)	(.024)	(.013)	(.005)

income--net

Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.59	3.21	2.48	1.34	.53

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.46	.46	.46	.45	.45

Ratio of net expenses to average net assets	.45	.45	.45	.45	.45

Ratio of net investment income to average	2.51	3.17	2.46	1.33	.53

net assets

Net Assets, end of period ($ x 1,000)	179,231	162,062	130,286	131,162	141,930

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The Fund 6

Your Investment

ACCOUNT POLICIES Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated at 12:00 noon and 4:00 p.m. Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

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When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

The fund’s portfolio securities are valued based on amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality and diversification requirements to help it maintain the $1.00 share price.

Fund shares may be purchased through the distributor or third party agents that have entered into an agreement with the fund’s distributor. If you invest through a third party (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative, the Statement of Additional Information or call 1-800-645-6561 (Outside the U.S. 516-794-5452) for more information.

Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or qualified retirement plans.

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Minimum investments

	Initial	Additional

Regular accounts	$25,000*	$1,000**

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

*	The minimum initial investment is $25,000 unless the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future level of investment of $25,000.

**	$100 for investors who have held fund shares since May 8, 1996.

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To open an account or purchase additional shares:

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Mail. To open an account, complete an application and mail, together with a check, to: The Dreyfus Family of Funds, P.O. Box 55299, Boston, MA 02205-8553. To purchase additional shares, mail a check (with your account number on your check), together with an investment slip, to: The Dreyfus Family of Funds, P.O. Box 105, Newark, NJ 07101-0105. Make checks payable to: The Dreyfus Family of Funds.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-645-6561 (Outside the U.S. 516-794-5452) for information.

Dreyfus TeleTransfer. To purchase additional shares by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-646-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services For Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call 1-800-646-6561 (outside the U.S. 516-794-5452) for locations.

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Your Investment 7

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.

Limitations on selling shares by phone or online through www.dreyfus.com

Proceeds	Minimum	Maximum

sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$5,000	$500,000 for joint

		accounts every

		30 days/ $20,000

		per day

Dreyfus	$1,000	$500,000 for joint

TeleTransfer		accounts every

		30 days/ $20,000

		per day

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Shareholder transaction fees charged if your account balance is less than $50,000**

Exchange fee	$5.00

Account closeout fee	$5.00

Wire and Dreyfus TeleTransfer redemption fee	$5.00

Checkwriting charge	$2.00
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*	Not available online on accounts whose address has been changed within the last 30 days.

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**	Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

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Mail. To redeem shares by mail, send a letter of instruction that includes:

  your name
  your account number
  the name of the fund
  the dollar amount to be redeemed
  how and where to send the proceeds

Mail your request to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8501.

Telephone or Online. To sell shares call 1-800-646-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer) to be sent to the bank account information on file with the fund. For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

In Person. Visit a Dreyfus Financial Center. Please call 1-800-646-6561 (outside the U.S. 516-794-5452) for locations.

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

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Your Investment 8

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

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Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund also reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

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The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund may also process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000*, the fund may ask you to increase your balance. If it is still below $10,000* after 30 days, the fund may close your account and send you the proceeds.

*	Below $500 if you have been a fund shareholder since May 8, 1996.

Your Investment 9

DISTRIBUTIONS AND TAXES

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The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

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The fund anticipates that virtually all dividends paid to you will be exempt from federal and Massachusetts state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Massachusetts state personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Your Investment 10

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

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For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

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Checkwriting privilege

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You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

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Exchange privilege

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You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

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Dreyfus TeleTransfer privilege

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To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

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Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

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Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

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Account Statements

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Every Dreyfus investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

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Your Investment 11

NOTES

NOTES

For More Information

Dreyfus BASIC Massachusetts Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

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Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center –Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

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A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for
information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

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© 2008 MBSC Securities Corporation

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Dreyfus BASIC New York
Municipal Money Market Fund

Seeks current income exempt from federal, New York state
and New York city income taxes by investing in short-term,
high quality municipal obligations
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PROSPECTUS November 1, 2008
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Contents

The Fund

Goal and Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	7
Distributions and Taxes	10
Services for Fund Investors	11
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For More Information

See back cover.

Dreyfus BASIC New York Municipal Money Market Fund Ticker Symbol: DNIXX

The Fund

GOAL AND APPROACH

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The fund seeks to provide a high level of current income exempt from federal and New York state and New York city personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective can be changed without shareholder approval. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and New York state and New York city income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in securities that provide income subject to New York state and New York city personal income taxes, but not federal income tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

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The fund may also invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

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Although the fund seeks to provide income exempt from federal and New York state and New York city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

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Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Municipal obligations: debt securities that provide income free from federal income tax, and state income tax if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Fund 1

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield
  New York’s economy and the revenues underlying its municipal obligations may decline the fund’s portfolio securities may be more sen- sitive to risks that are specific to investing primarily in a single state any of the fund’s holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal and New York state and New York city personal income taxes, if any such municipal obligations fail to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

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The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Concept to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by The Dreyfus Corporation (Dreyfus).

The Fund 2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

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Best Quarter:	Q2 '00	+0.94%
Worst Quarter:	Q3 '03	+0.11%

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The fund’s year-to-date total return as of 9/30/08 was 1.54% .

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Average annual total returns as of 12/31/07

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1 Year	5 Years	10 Years

3.27%	1.92%	2.21%
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For the fund’s current 7-day yield, please call toll-free:
1-800-645-6561.

What this fund is – and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

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Shareholder transaction fees
charged if your account balance is
less than $50,000*
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00
Annual fund operating expenses
% of average daily net assets
Management fees	0.45%
Other expenses**	0.01%

Total annual fund	0.46%
operating expenses
Fee waiver and/or
expense reimbursement***	(0.01)%

Net operating expenses	0.45%
*	Shareholder transaction fees are not charged if you have been a fund shareholder since December 8, 1995.

**	The 0.01% amount noted in “Other expenses” reflects expenses of the non-interested Board members.

***	Dreyfus is required to reduce its fees in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members (including counsel fees).

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Expense example

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1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579
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This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concept to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent trustees and extraordinary expenses

The Fund 4

MANAGEMENT

Investment adviser

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The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $321 billion in approximately 187 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.44% of the fund's average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s shareholder report for the period ended June 30, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Distributor

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The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

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Code of ethics

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The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus managed fund.

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The Fund 5

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.  These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

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			Year Ended June 30,

	2008	2007	2006	2005	2004

Per Share Data ($):

Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00

Investment Operations:

Investment income--net	.026	.032	.025	.013	.005

Distributions:

Dividends from investment	(.026)	(.032)	(.025)	(.013)	(.005)

income--net

Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.67	3.25	2.52	1.34	.52

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.46	.45	.45	.45	.45

Ratio of net expenses to average net assets	.45	.45	.45	.45	.45

Ratio of net investment income to average	2.61	3.21	2.49	1.33	.52

net assets

Net Assets, end of period ($ x 1,000)	364,121	321,893	286,993	308,322	302,652

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The Fund 6

Your Investment

ACCOUNT POLICIES Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated at 12:00 noon and 4:00 p.m. Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

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When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

The fund’s portfolio securities are valued based on amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality and diversification requirements to help it maintain the $1.00 share price.

Fund shares may be purchased through the distributor or third party agents that have entered into an agreement with the fund’s distributor. If you invest through a third party (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative, the Statement of Additional Information or call 1-800-645-6561 (Outside the U.S. 516-794-5452) for more information.

Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or qualified retirement plans.

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Minimum investments

	Initial	Additional

Regular accounts	$25,000*	$1,000**

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

*	The minimum initial investment is $25,000 unless the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future level of investment of $25,000.

**	$100 for investors who have held fund shares since December 8, 1995.

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To open an account or purchase additional shares:

Mail. To open an account, complete an application and mail, together with a check, to: The Dreyfus Family of Funds, P.O. Box 55299, Boston, MA 02205-8553. To purchase additional shares, mail a check (with your account number on your check), together with an investment slip, to: The Dreyfus Family of Funds, P.O. Box 105, Newark, NJ 07101-0105. Make checks payable to: The Dreyfus Family of Funds.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-645-6561 (Outside the U.S. 516-794-5452) for information.

Dreyfus TeleTransfer. To purchase additional shares by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-646-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services For Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call 1-800-646-6561 (outside the U.S. 516-794-5452) for locations.

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Your Investment 7

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.

Limitations on selling shares by phone or online through www.dreyfus.com

Proceeds	Minimum	Maximum

sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$5,000	$500,000 for joint

		accounts every

		30 days/ $20,000

		per day

Dreyfus	$1,000	$500,000 for joint

TeleTransfer		accounts every

		30 days/ $20,000

		per day

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Shareholder transaction fees charged if your account balance is less than $50,000**

Exchange fee	$5.00

Account closeout fee	$5.00

Wire and Dreyfus TeleTransfer redemption fee	$5.00

Checkwriting charge	$2.00
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*	Not available online on accounts whose address has been changed within the last 30 days.

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**	Shareholder transaction fees are not charged if you have been a fund shareholder since December 8, 1995.

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Mail. To redeem shares by mail, send a letter of instruction that includes:

  your name
  your account number
  the name of the fund
  the dollar amount to be redeemed
  how and where to send the proceeds

Mail your request to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8501.

Telephone or Online. To sell shares call 1-800-646-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer) to be sent to the bank account information on file with the fund. For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

In Person. Visit a Dreyfus Financial Center. Please call 1-800-646-6561 (outside the U.S. 516-794-5452) for locations.

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

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Your Investment 8

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

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Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund also reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

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The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund may also process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000*, the fund may ask you to increase your balance. If it is still below $10,000* after 30 days, the fund may close your account and send you the proceeds.

*	Below $500 if you have been a fund shareholder since December 8, 1995.

Your Investment 9

DISTRIBUTIONS AND TAXES

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The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

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For New York state and New York city personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York state and New York city personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Your Investment 10

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

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For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

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Checkwriting privilege

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You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

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Exchange privilege

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You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

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Dreyfus TeleTransfer privilege

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To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

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Shareholder transaction fees are not charged if you have been a fund shareholder since December 8, 1995.

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Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

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Account Statements

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Every Dreyfus investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

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Your Investment 11

NOTES

NOTES

For More Information

Dreyfus BASIC New York Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

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Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center –Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

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A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for
information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

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© 2008 MBSC Securities Corporation

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THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS STATEMENT OF ADDITIONAL INFORMATION

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NOVEMBER 1, 2008

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     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus dated November 1, 2008, of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectus may be revised from time to time. Each Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the “Trust”), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission (“SEC”).

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Dreyfus BASIC California Municipal Money Market Fund (the “California Fund”) Dreyfus BASIC Massachusetts Municipal Money Market Fund (the “Massachusetts Fund”) Dreyfus BASIC New York Municipal Money Market Fund (the “New York Fund”)

     To obtain a copy of a Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City -- Call 1-718-895-1206 Outside the U.S. -- Call 516-794-5452

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     The financial statements of each Fund for the fiscal year ended June 30, 2008, including notes to the financial statements and supplementary information and the Report of Independent Registered Public Accounting Firm, are included in each Fund’s Annual Report to shareholders. A copy of each Fund’s Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Reports, and the Report of Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

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DESCRIPTION OF THE FUNDS/TRUST

     The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended.

     As municipal money market funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

The Dreyfus Corporation (“Dreyfus”) serves as each Fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”) is the distributor of the Funds’ shares.

     Investment Objectives and Policies. Each Fund seeks to provide a high level of current income exempt from Federal income tax and the personal income tax of the State after which it is named, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State after which it is named, such State’s political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State (and in the case of the New York Fund, New York City) personal income taxes (collectively, “State Municipal Obligations” or when the context so requires, “California Municipal Obligations”, “Massachusetts Municipal Obligations” or “New York Municipal Obligations”).

     Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its net assets in State Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for State Municipal Obligations, and a “defensive” investment posture is warranted, a Fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from Federal but not State (and in the case of the New York Fund, New York City) personal income taxes for resident shareholders of that State, or in taxable obligations (including obligations the interest from which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when a Fund’s monies available for investment exceed the State Municipal Obligations available for purchase to meet a Fund’s rating, maturity and other investment criteria.

     Each Fund pursues its objective by investing in a varied portfolio of high quality, short-term State Municipal Obligations.

     The State Municipal Obligations purchased by a Fund may include (1) municipal bonds; (2) municipal notes; (3) municipal commercial paper; and (4) municipal lease obligations. Each Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose comparable outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus under procedures established by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”). Because many issuers of State Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent a Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus’ judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. Each Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

     Each Fund seeks to maintain a constant net asset value (“NAV”) of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which Rule includes various maturity, quality and diversification requirements. Each Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below), which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months, will be deemed to have remaining maturities of thirteen months or less. Each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturity of certain securities and other instruments, including loans of portfolio securities, repurchase agreements and investments in other money market funds, will be determined in accordance with the provisions of Rule 2a-7.

     Each Fund is classified as a “non-diversified” investment company, as defined under the 1940 Act. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company”. To continue to qualify, among other requirements, each Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which a Fund’s portfolio may be non-diversified. Each Fund may invest more than 5% of its total assets in securities of one issuer only if the securities are in the highest short-term rating category, or are determined to be of comparable quality by Dreyfus.

     The ability of a Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, a Fund’s portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the Fund’s current yield.

     Each Fund may invest without limit in State Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in their respective State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

Certain Portfolio Securities

     Description of Municipal Obligations. “Municipal Obligations” and “State Municipal Obligations” include the following:

     Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

1.	General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2.	Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a State’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.	Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under “Dividends, Other Distributions and Taxes”, interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

     Municipal Notes. Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

1.	Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.	Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

3.	Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus determines, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that the security is liquid for purposes of such limitation.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, State legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

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     Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 2008, computed on a monthly basis, for each Fund was as follows:

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				Standard &
		Moody’s		Poor’s
		Investors		Ratings
Fitch Ratings		Service, Inc.		Services	California	Massachusetts	New York
(“Fitch”)	or	(“Moody’s”)	or	(“S&P”)	Fund	Fund	Fund

F-1+, F-1		VMIG 1,		SP-1+, SP-1,		94.2%	85.
		MIG 1, P-1		A1+, A1	88.8%		3%

F-2		VMIG 2, P-2		SP2, A2	-	-	-

AAA, AA, A		Aaa, Aa, A		AAA, AA, A	11.2%	3.3%	1.8%

Not Rated		Not Rated		Not Rated	-	2.5%[1]	12.
							9%[1]
					100%	100%	100%

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(1) Those securities which are not rated have been determined by Dreyfus to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

     The actual distribution of a Fund’s Municipal Obligations by ratings on any given date will vary. In addition, the distribution of each Fund’s investments by rating as set forth above should not be considered as representative of the Fund’s future portfolio composition.

     Use of Ratings as Investment Criteria. The ratings of NRSROs such as S&P, Fitch and Moody’s represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but each Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is described in the Appendix B to this Statement of Additional Information.

     After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7. The principal types of derivative products are briefly described below.

     (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank. See “Floating Rate and Variable Rate Obligations”.

     (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. See “Tender Option Bonds”.

     (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class. See “Custodial Receipts”.

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

     Floating Rate and Variable Rate Obligations. Each Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund and affect its share price. Each Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

     Each Fund may invest in participation interests purchased from banks in floating rate or variable rate Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. Each Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

     Tender Option Bonds. Each Fund may invest in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. A Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

     Custodial Receipts. Each Fund may purchase securities, frequently referred to as “custodial receipts”, representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The class of receipts that a Fund may purchase has the characteristics of a typical tender option security backed by a conditional “put”, which provides the holder with the equivalent of a short-term variable rate note. At specified intervals, the interest rate for such securities is reset by the remarketing agent in order to cause the securities to be sold at par through a remarketing mechanism. If the remarketing mechanism does not result in a sale, the conditional put can be exercised. In either event, the holder is entitled to full principal and accrued interest to the date of the tender or exercise of the “put”. The “put” may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Before purchasing such security, Dreyfus is required to make certain determinations with respect to the likelihood of, and the ability to monitor, the occurrence of the conditions that would result in the put not being exercisable. The interest rate for these receipts generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate readjustments. These custodial receipts are sold in private placements. A Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the characteristics similar to the custodial receipts in which the Fund may invest.

     When-Issued Securities. Each Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund generally will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

     Municipal Obligations purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates

(which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

     Each Fund will segregate permissible liquid assets in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

     Purchase of Securities with Stand-by Commitments. Pursuant to an exemptive order issued by the SEC under the 1940 Act, each Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund’s option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by a Fund may also be referred to as “put options”. The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining NAV the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

     A Fund’s right to exercise a stand-by commitment is unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to a Fund without the payment of any direct or indirect consideration. Each Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 0.5 of 1% of the value of the Fund’s total assets calculated immediately after such stand-by commitment was acquired.

     Each Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. A Fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

     Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining NAV. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of a Fund’s portfolio. Each Fund understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

     Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as Dreyfus believes the quality of these instruments meets the Fund’s quality standards.

     Taxable Investments. Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Funds seek to provide income exempt from Federal and personal income taxes of the State after which it is named (and in the case of the New York Fund, New York City taxes), each Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of the Fund’s shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a “defensive” posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody’s or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of a Fund’s net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and other securities not readily marketable.

     Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Certain Investment Considerations and Risks

     General. Each Fund is designated to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     Investing in State Municipal Obligations. You should review the information in Appendix A, which provides a brief summary of special investment considerations and risk factors relating to investing in California, Massachusetts and New York Municipal Obligations, as applicable.

     Credit Enhancements. Certain instruments in which a Fund may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody’s or S&P. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

     Master-Feeder Option. The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although each Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

     Borrowing Money. Each fund is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connections with such borrowings.

     Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which an affiliate of The Bank of New York Mellon Corporation (“BNY Mellon”) has a lending relationship.

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Simultaneous Investments. Investment decisions for a Fund are made independently from those of the other investment companies advised by Dreyfus. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, Dreyfus will ordinarily seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one investment company and available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

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Investment Restrictions

     Fundamental. Each Fund’s policy normally to invest at least 80% of its net assets (plus borrowings for investment purposes) in State Municipal Obligations (or other instruments with similar investment characteristics) is a fundamental policy. The following limitations have also been adopted by each Fund as fundamental. A Fund may not change any of these fundamental policies or investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. None of the Funds may:

     1. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

     2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

     4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

     5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Purchase or sell commodities, except that a Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

     Each Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective and fundamental policies and restrictions as the Fund.

     Nonfundamental. Each Fund has also adopted the following additional restrictions as non-fundamental. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. None of the Funds may:

     1. Purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

     2. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund’s transactions in futures contracts and related options.

     3. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund’s net assets would be invested in warrants or, (b) more than 2% of the value of the Fund’s assets would be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange (“AMEX”) (for purposes of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

     4. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     5. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     6. Purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

     7. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     8. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     9. Purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

     If a percentage restriction is adhered to at the time of an investment, a later change in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Restriction No. 2, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

MANAGEMENT OF THE FUNDS/TRUST

     The Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

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The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc.	Transfer Agent
The Bank of New York Mellon	Custodian

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     Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the “Dreyfus/Laurel Funds”) and Dreyfus High Yield Strategies Fund.

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Trustees of the Trust*
Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (65)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
(1999)		Century Business Services, Inc., a provider of
outsourcing functions for small and medium
size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,
paperboard mills and paperboard converting
plants, Director
Sunair Services Corporation, a provider of
certain outdoor-related services to homes
and businesses, Director

James M. Fitzgibbons (74)	Corporate Director and Trustee	Bill Barrett Company, an oil and gas
Board Member		exploration company, Director
(1983)

Kenneth A. Himmel (62)	President and CEO, Related Urban	None
Board Member	Development, a real estate development
(1988)	company (1996–Present)

President and CEO, Himmel & Company,
a real estate development company
(1980–Present)

CEO, American Food Management,
a restaurant company (1983–Present)

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J.	None
Board Member	Lockwood and Company LLC, an
(1993)	investment company (2000–Present)

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* None of the Trustees are "interested persons" of the Trust, as defined in the 1940 Act.

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Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Roslyn M. Watson (59)	Principal, Watson Ventures, Inc.,	American Express Bank, Director
Board Member	a real estate investment company	The Hyams Foundation Inc., a Massachusetts
(1992)	(1993–Present)	Charitable Foundation, Trustee
National Osteoporosis Foundation, Trustee
SBLI – USA, Director

Benaree Pratt Wiley (62)	Principal, The Wiley Group, a firm	Boston College, Trustee
Board Member	specializing in strategy and business	Blue Cross Blue Shield of Massachusetts,
(1998)	development (2005–Present)	Director
Commonwealth Institute, Director
	President and CEO, The Partnership, an	Efficacy Institute, Director
	organization dedicated to increasing the	PepsiCo African–American, Chair of Advisory
	representation of African Americans in	Board
	positions of leadership, influence and	The Boston Foundation, Director
decision-making in Boston, MA
	(1991–2005)	Century Business Services, Inc. , a
provider of outsourcing functions for small and
medium size companies, Director
CBIZ, professional support consultants and
service providers for small, midsized and
corporate business, Director

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     Board members are elected to serve for an indefinite term. The Trust has standing audit and nominating committees, each comprised of its Board members who are not “interested persons” of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Trust also has a standing compensation committee comprised of Ms. Watson (Chair), Mr. Fitzgibbons and Ms. Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing a Fund’s investments. The audit committee met three times during the fiscal

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year ended June 30, 2008. The compensation, nominating and evaluation committees did not meet during the last fiscal year.

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     The table below indicates the dollar range of each Board member’s ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007.

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Aggregate Holdings
of Funds in the
Dreyfus Family of
	California	Massachusetts	New York	Funds for which
Name of	Fund	Fund	Fund	Responsible as a
Board Member	Shares	Shares	Shares	Board Member

Joseph S. DiMartino	None	None	None	over $100,000
James Fitzgibbons	None	None	None	over $100,000
Kenneth A. Himmel	None	None	None	None
Stephen J. Lockwood	None	None	None	None
Roslyn Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

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     As of December 31, 2007, none of the Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

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Officers of the Trust

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J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chair and a director of Dreyfus and an officer of 77 investment companies (comprised of 167 portfolios) managed by Dreyfus. He is 60 years old, and has been an employee of Dreyfus since April 1998.

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PHILLIP MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of Dreyfus, and an officer of 77 investment companies (comprised of 167 portfolios) managed by Dreyfus. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of Dreyfus. He is 61 years old and has been an employee of Dreyfus since November 2006. Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of

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Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

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JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since April 1985.

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MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since October 1991.

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JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since December 1996.

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JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. She is 52 years old and has been an employee of Dreyfus since October 1988.

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JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since June 2000.

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JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. She is 45 years old and has been an employee of Dreyfus since February 1984.

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JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 45 years old has been an employee of Dreyfus since February 1991.

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ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 56 years old has been an employee of Dreyfus since May 1986.

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JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 78 investment

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companies (comprised of 187 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since January 1986.

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RICHARD CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager –Money Market and Municipal Bond Funds of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Dreyfus. He is 49 years old and has been an employee of Dreyfus since 1982.

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GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since April 1991.

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ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager –Money Market and Municipal Bond Funds of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1988.

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ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since June 1989.

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ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 187 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since November 1990.

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WILLIAM G. GERMENIS, Anti-Money Laundering Compliance Officer since July 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 74 investment companies (comprised of 183 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of the Distributor since October 1998.

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JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (78 investment companies, comprised of 187 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third party mutual fund clients. He is 51 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

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     No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of

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the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) $45,000 per annum, plus $6,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.

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     In addition, the Trust currently has two Emeritus Board members who are entitled to receive an annual retainer fee of one-half the amount paid to them as Board members, and a per meeting fee of one-half of the attendance fee in effect on the date of the meeting attended by the Emeritus Board member.

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     The aggregate amount of fees and expenses received by each current Trustee from the Trust for the fiscal year ended June 30, 2008, and the amount paid to each Trustee by all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member’s total compensation) during the year ended December 31, 2007 were as follows:

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	Aggregate	Total Compensation From
	Compensation	the Trust and Fund Complex
Name of Board Member	From the Trust *	Paid to Board Member**
Joseph S. DiMartino	$33,125	$ 819,865 (196)
James M. Fitzgibbons	$23,000	$96,500 (29)
J. Tomlinson Fort***	$28,200	$102,800 (29)
Kenneth A. Himmel	$21,000	$ 89,500 (29)
Stephen J. Lockwood	$22,500	$84,000 (29)
Roslyn M. Watson	$24,000	$97,500 (29)
Benaree Pratt Wiley	$26,500	$139,822 (39)

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____________________________

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* Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $ 4,289.

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**	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member serves.

***	Emeritus Board members as of April 12, 2008

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     The address of each Board member and officer of the Trust is 200 Park Avenue, New York, New York 10166.

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     The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of each Fund outstanding as of October 2, 2008.

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     Principal Shareholders. As of October 2, 2008, the following shareholders were known by the California Fund, Massachusetts Fund and New York Fund, as applicable, to own of record 5% or more of the outstanding California Fund, Massachusetts Fund and New York Fund shares, respectively:

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California Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 76.2127%.

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Massachusetts Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 79.1177%; Vincent Trunfio/Gail L Trufino, South Borough, MA 01772-0236 – 5.0312%.

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New York Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 20.7480%.

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     A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Expenses” and “Management.”

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     Investment Adviser. Dreyfus is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

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     Dreyfus serves as the investment adviser for the Funds pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between Dreyfus and the Trust, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund’s investment objective, policies and restrictions. The Investment Management Agreement is subject to review and approval at least annually by the Board of Trustees.

     The Investment Management Agreement will continue from year to year with respect to each Fund provided that a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of such Fund’s outstanding voting securities approve its continuance. The Trust may terminate the Investment Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days’ written notice to the Trust. The Investment Management Agreement will terminate, as to the relevant Fund, immediately and automatically upon its assignment (as defined in the 1940 Act).

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     The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Jonathan Baum, Chief Executive Officer and a director; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Dwight Jacobsen, Executive Vice President; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Jill Gill, Vice President – Human Resources; Anthony Mayo, Vice President – Information Systems; Theodore A. Schachar, Vice President – Tax; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O'Hanley III, and Scott E. Wennerholm, directors.

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     The Trust, Dreyfus and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects the personal securities transactions of Dreyfus’ employees to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel, who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

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     Dreyfus provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Board. Dreyfus is responsible for the investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers

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of the California Fund and the New York Fund are Joseph Irace, Colleen Meehan and Bill Vasiliou, each of whom is employed by Dreyfus. The portfolio managers of the Massachusetts Fund are John F. Flahive and J. Christopher Nicholl, each of whom is employed by Dreyfus and The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus.

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     Expenses. The Investment Management Agreement with Dreyfus provides for a “unitary fee”. Under the unitary fee structure, Dreyfus pays all expenses of a Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to a Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of 0.45% of the value of each Fund’s average daily net assets. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by a Fund’s shareholders to the Fund’s Transfer Agent (although the Fund will waive such fees if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more) and the fee payable by a Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Expenses attributable to a Fund are charged against such Fund’s assets; other expenses of the Trust are allocated among the Funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each Fund.

For the last three fiscal years, each Fund paid the following management fees:

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For the Fiscal Year Ended June 30,
	2008	2007	2006
California	$921,350	$514,214	$329,440
Fund
Massachusetts Fund	$784,348	$610,950	$600,456
New York Fund	$1,564,504	$1,391,052	$1,256,958

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     For the fiscal year ended June 30, 2008, the management fees paid by California Fund, Massachusetts Fund and New York Fund were reduced by $19,796, $13,666 and $27,737, respectively, which amounts represent such Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees).

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     Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds, BNY Mellon Funds Trust and Mellon Institutional Funds. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

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     Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities brokers or dealers and other industry professionals (collectively, “Service Agents”) in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

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     Dreyfus or the Distributor may provide cash payments out of its own resources to Service Agents that sell shares of the Funds or provide other services. These additional payments may be made to certain Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus’ or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

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     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Trust’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is

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reimbursed for certain out-of-pocket expenses. This fee is paid to the Transfer Agent by Dreyfus pursuant to each Fund’s unitary fee structure.

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     The Bank of New York Mellon ( the “Custodian”), an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as the custodian of each Fund’s investments. Under custody agreement with the Trust, the Custodian holds each Fund’s portfolio securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund’s respective assets held in custody and receives certain securities transaction charges. The fee is paid to the Custodian by Dreyfus pursuant to each Fund’s unitary fee structure. Dreyfus Transfer, Inc. and the Custodian have no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

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HOW TO BUY SHARES

     The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Account Policies”, “Services for Fund Investors”, and “Instructions for Regular Accounts”.

     General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Each Fund’s shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon written request. No certificates are issued for fractional shares. It is not recommended that the Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

     Each Fund reserves the right to reject any purchase order. None of the Funds will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     The minimum initial investment for each Fund is $25,000. Each Fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division (“DID”) determines for the initial account opened through such Service Agent which is below a Fund’s minimum initial investment requirement that the existing accounts in the Fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000. DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service

Agent’s intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 and the Service Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held California Fund shares as of November 20, 1995, Massachusetts Fund shares as of May 8, 1996 or New York Fund shares as of December 8, 1995). The initial investment must be accompanied by a Fund’s Account Application.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in each Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients different fees. As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of the other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     You may purchase shares of the Funds by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to “The Dreyfus Family of Funds”. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 55299, Boston, Massachusetts 02205-8553, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, you should call the telephone number listed on the cover of this Statement of Additional Information.

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     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York Mellon, DDA# 043508 Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, or Dreyfus BASIC New York Municipal Money Market Fund, as applicable, for purchase of shares in your name. The wire must include your Fund account number, account registration and dealer number, if applicable. If your initial purchase of a Fund’s shares is by wire, you should call 1-800-645-6561 before initiating the wire payment to obtain the appropriate Fund account number. You should include your Fund account number on the Fund’s Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

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     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House (“ACH”) member. You must direct the institution to transmit immediately available funds through the ACH System to The Bank of New York Mellon with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits “4540”.

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     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See “Dividends, Other Distributions and Taxes” and the Fund’s Account Application for further information concerning this requirement. Failure to furnish a certified TIN to a Fund could subject investors to a $50 penalty imposed by the IRS.

     Net Asset Value Per Share. An investment portfolio’s NAV refers to a Fund’s share price on a given day. A Fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares. The NAV for each Fund’s shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV per share of $1.00, although there is no assurance that this can be done on a continuing basis. See “Determination of Net Asset Value”.

     The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund before 4:00 p.m., Eastern time, on each day that the NYSE is open for regular business (a “business day”) are effective, and will receive the price next determined, on that business day. The NAV of a Fund is calculated two times each business day, at 12:00 noon and 4:00 p.m., Eastern time. Investment, exchange or redemption requests received after 4:00 p.m., Eastern time, are effective, and receive the first share price determined, on the next business day.

     Dreyfus TeleTransfer Privilege. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m. Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares – Dreyfus TeleTransfer Privilege”. Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, call 1-800-645-6561.

HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Account Policies”, “Services for Fund Investors” and “Instructions for Regular Accounts”.

     General. You may request redemption of Fund shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund, the Fund will redeem the shares at the next determined NAV as described below.

     You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out (unless you have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee may apply. However, a Fund will waive this fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Service Agents may charge a fee for effecting redemptions of a Fund’s shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then current NAV.

     A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by the Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for a period of up to eight business days after the purchase of such shares. In addition, the Funds will not honor redemption checks (“Checks”) under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Procedures. You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form, or with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time. Shares for which certificates have been issued are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or Dreyfus

TeleTransfer Privilege.

     The Telephone Redemption Privilege, the Wire Redemption Privilege, the Dreyfus TeleTransfer Privilege, or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

     Regular Redemption. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-8501. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest financial center, you should call the telephone number listed on the cover of this Statement of Additional Information. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program.

     Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

     Checkwriting Privilege. You may write Checks drawn on a Fund account. Each Fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your account and may be made payable to the order of any person in an amount of $1,000 or more ($500 for shareholders who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares or since December 8, 1995). An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged $2.00 for each Check redemption. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor’s account to cover the amount of the Check and the $2.00 charge. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Such fees are not subject to waiver based on account balance or other factors. A Fund may return an unpaid Check that would draw your account balance below $5.00 and you may be subject to extra charges. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor’s account and paid to the Transfer Agent. However, a Fund will waive the fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and are usually borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates: Signatures”.

     Telephone or Online Redemption Privilege. You may request by telephone or online that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. This privilege is granted automatically unless you specifically refuse it.

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the investor’s account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held California Fund shares since November 20, 1995,

Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, STAMP, and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

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     Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

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     Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings); (b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund’s shareholders.

SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Account Policies” and “Services for Fund Investors.”

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     Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds, shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, or shares of certain Mellon Institutional Funds, to the extent such shares are offered for sale in your state of residence. Investors (other than those who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more.

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     Shares of other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number. Any such exchange is subject to confirmation of a shareholder’s holdings through a check of appropriate records.

     To request an exchange, an investor, or the investor’s Service Agent acting on the investor’s behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, investors must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless the investor checks the applicable “No” box on the Account Application, indicating that the investor specifically refuses this privilege. This privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. Investors who have previously established this privilege may telephone exchange instructions (including over the Dreyfus Express® voice response telephone system) by calling 1-800-645-6561. If calling from overseas, investors may call 516-794-5452. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Checkwriting Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

     By using this privilege, the investor authorizes the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be the investor or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved. Shares issued in certificate form are not eligible for exchange. Exchanges out of a Fund pursuant to Fund Exchanges are limited to four per calendar year. The California Fund, the Massachusetts Fund and the New York Fund each reserves the right, upon not less than 60 days’ written notice, to charge shareholders who have held Fund shares since November 20, 1995, May 8, 1996, or December 8, 1995, respectively, a nominal fee for each exchange in accordance with Rules promulgated by the SEC.

     Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to investors.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

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     Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds , shares of certain funds advised by Founders, or certain Mellon Institutional Funds, of which you are a shareholder. Shares of certain other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

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A. Dividends and other distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

B. Dividends and other distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     For more information concerning this Privilege, or to request a Dividend Options Form, investors should call toll free 1-800-645-6561. Investors may cancel their participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-8501. To select a new fund after cancellation, investors must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Account Policies”.

     Amortized Cost Pricing. The valuation of each Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The Board has established, as a particular responsibility within the overall duty of care owed to each Fund’s shareholders, procedures reasonably designed to stabilize each Fund’s price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include a review of the Fund’s portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund’s NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Board. The Service values each Fund’s investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between a Fund’s NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds ½%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing an NAV per share by using available market quotations or market equivalents.

     NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Distributions and Taxes”.

     General. Each Fund ordinarily declares dividends from net investment income on each day that the NYSE is open for business. The Funds’ earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at NAV or, at an investor’s option, paid in cash. If an investor redeems all shares in his or her account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all of his or her Fund shares, that portion of the accrued dividends will be paid along with the proceeds of the redemption. Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The Funds do not expect to realize any long-term capital gains or losses. Investors may choose whether to receive dividends in cash or to reinvest them in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Except as provided below, shares of a Fund purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day and redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, investors may receive the dividend declared on the day of purchase. Investors will not receive the dividends declared on the day of redemption if a wire redemption order is placed prior to 12:00 noon, Eastern time.

     It is expected that each Fund will continue to qualify for treatment as a regulated investment company (“RIC”) under the Code so long as such qualification is in the best interest of its shareholders. Such qualification will relieve a Fund of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, a Fund – which is treated as a separate corporation for Federal tax purposes – (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net taxable investment income and net short-term capital gains (“Distribution Requirement”), (2) must derive at least 90% of its annual gross income from specified sources (“Income Requirement”), and (3) must meet certain asset diversification and other requirements. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends”, as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment. Each Fund also intends to continue to qualify to pay “exempt-interest” dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

     Each Fund may be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts. To avoid the application of this excise tax, a Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

     Distributions by a Fund that are designated by it as “exempt-interest dividends” generally may be excluded from gross income. Distributions by a Fund of net capital gain, when designated as such, are taxable as long-term capital gains, regardless of the length of time of share ownership. Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent that the Fund’s distributions (other than capital gains distributions) consist of exempt-interest dividends. Each Fund may invest in “private activity bonds”, the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a Fund and the value of its portfolio would be affected. In such event, each Fund would reevaluate its investment objective and policies.

     Dividends and other distributions, to the extent taxable, are taxable regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of shares is below cost. If investors purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by a Fund), they must pay income taxes on the distribution, even though the value of the investment (plus cash received, if any) remains the same. In addition, the share price at the time investors purchase shares may include unrealized gains in the securities held in a Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid as a capital gain distribution and will be taxable.

     Dividends from a Fund’s investment company taxable income together with distributions from net realized short-term capital gains, if any (collectively, “dividend distributions”), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions by a Fund of net capital gain, when designated as such, are taxable as long-term capital gains, regardless of the length of time of share ownership. Each Fund is not expected to realize long-term capital gains, or, therefore, to make distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). Dividends paid by a Fund will not be eligible for the dividends-received deductions allowed to corporations.

     Dividends derived by a Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day’s dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by a Fund from interest on State Municipal Obligations will be designated as exempt from taxation of the applicable State (and in the case of the New York Fund, New York City taxation) in the same percentage of the day’s dividend as the actual interest on State Municipal Obligations earned on that day.

     Each Fund must withhold and remit to the U.S. Treasury (“backup withholding”) 28% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to an individual or certain other non-corporate shareholders if such shareholder fails to certify that the TIN furnished to the Fund is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) that shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder’s TIN is incorrect or that the shareholder has failed properly to report such income.

     In January of each year, the Funds will send shareholders a Form 1099-DIV notifying them of the status for federal income tax purposes of their dividends from their Fund for the preceding year. Each Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the Federal alternative minimum tax.

     Shareholders must furnish a Fund with their TIN and state whether they are subject to backup withholding for prior under-reporting, certified under penalties of perjury. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold 28% of all dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN or who otherwise are subject to backup withholding. A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of an account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner’s Federal income tax return.

     State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, each Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

     The foregoing is only a summary of certain tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from State and local personal income taxes on exempt-interest income derived from obligations of issuers located in those states, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

     Returned Checks. If an investor elects to receive dividends in cash, and the investor’s dividend check is returned to that Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that dividend and all future dividends payable in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

PORTFOLIO TRANSACTIONS

     General. Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where Dreyfus or a fund employs a sub-adviser, the sub-adviser, under the supervision of Dreyfus, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the BNY Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, Dreyfus places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (i.e., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), and Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     All portfolio transactions of each money market fund are placed on behalf of the fund by Dreyfus. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

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     The Funds paid no brokerage commissions for the fiscal years ended June 30, 2008, 2007 and 2006.

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     Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities. None of the Funds acquired securities of its regular brokers or dealers for the fiscal year ended June 30, 2008.

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     Disclosure of Portfolio Holdings. It is policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, may publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each fund, or its duly authorized service providers, may publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com. In addition, each money market fund, or its duly authorized service providers, may publicly disclose daily on the website its complete schedule of portfolio holdings as of the end of the previous business day. Portfolio holdings will remain available on the website until the fund files a Form N-CSR or

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Form N-Q for the period that includes the date of the posted holdings.

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     If a fund’s portfolio holdings are released pursuant to an ongoing arrangements with any party, such Fund must have a legitimate business purpose for doing so, and neither the fund nor Dreyfus or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Board.

INFORMATION ABOUT THE FUNDS/TRUST

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.

     The Trust is a “series fund”, which is a mutual fund divided into separate funds, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund. For certain matters shareholders vote together as a group; as to others they vote separately by Fund. The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

     Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each Fund or class shall vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act and except as to any matter which affects the interest of a particular Fund or class, in which case only the holders of shares of the one or more affected Funds or classes shall be entitled to vote, each as a separate class.

     The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Fund and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of an independent registered public accounting firm. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all of its shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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     K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

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     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

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     KPMG LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Board of Trustees to serve as each Fund’s independent registered public accounting firm for the year ending June 30, 2009, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual Federal income tax return filed on behalf of each Fund.

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APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

     The following information is a summary of special factors affecting investments in California Municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

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     Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Much like the national picture, economic growth in the State slowed considerably in 2007, with much lower job growth than in the prior several years. The State's unemployment rate was 5.4% at the end of 2007, compared to the national rate of 4.6%. The slowdown in economic growth was caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales and decline in average home sales prices. By mid-2008, it appears the housing market has still not reached the bottom, and economic growth in the State is expected to be slow in the rest of 2008 and in 2009.

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     The weakening State economy in 2007 and 2008, which is projected to continue in 2009, has resulted in significant reductions in State tax revenues below earlier projections, creating an estimated budget gap of $15 billion that will need to be addressed in Fiscal Year 2008-09. To balance the budget, the Governor has proposed significant expenditure cuts in State programs and other one-time actions. The most significant of these actions is a proposal to securitize future receipts from the State Lottery, which, combined with a new budget stabilization procedure, would add $5.1 billion to Fiscal Year 2008-09 revenues. Both of these actions will required voter approval at the November 2008 election. In addition, the State faces pressure on

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its cash management program and expects to have to access external markets for cash management borrowings commencing in the first quarter of Fiscal Year 2008-09.

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     As of May 1, 2008, the State had outstanding about $53.5 billion in principal amount general obligation bonds, lease purchase obligations and other obligations payable solely from the General Fund. Additionally, over the last two years, the State Legislature and voters have approved the issuance of an additional $50 billion in obligations payable from the General Fund. State agencies and authorities also can issue revenue obligations for which the General Fund has no liability.

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     Population . The State's July 1, 2007 population of about 37.8 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2007, the 5-county Los Angeles area accounted for 49% of the State's population, with over 18 million residents, and the 11-county San Francisco Bay Area represented 21%, with a population of nearly 8 million.

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Recent Developments

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     Governor Schwarzenegger released the 2008-09 May Revision to the 2008-09 Governor's Budget (the "2008-09 May Revision"), on May 14, 2008, which contains updated revenue information for Fiscal Years 2007-08 and 2008-09 as well as revisions to the 2008-09 Governor's Budget released in January 2008. The 2008-09 May Revision estimates that General Fund revenues will decrease by $40 million in Fiscal Year 2007-08 and increase by $83 million in Fiscal Year 2008-09 as compared to the estimates from January. These totals reflect the Governor's proposals to transfer $1.494 billion from the Budget Stabilization Account ("BSA") back to the General Fund, the issuance of $3.3 billion in Economic Recovery Bonds ("ERBs") in February 2008, and the suspension of a transfer from the General Fund to the BSA in order to save $1.5 billion. These actions offset significant projected reductions in the major General Fund tax receipts (personal income, sales and corporate taxes) from the levels projected in the 2007 Budget Act. Major tax receipts for Fiscal Year 2008-09 are now expected to be $5.5

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billion below earlier projections. The 2008-09 May Revision contains the Governor's proposal to securitize State Lottery receipts in order to balance the budget. The State now projects the total budgetary reserve as of June 30, 2009 to be $2 billion, assuming voter approval in November 2008 of the actions proposed in the 2008-09 May Revision.

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     The 2008-09 May Revision proposes a spending plan for Fiscal Year 2008-09 totaling $144.4 billion, of which $101.8 billion will come from the General Fund. This represents a decrease of $678 million in total spending, and a decrease in General Fund spending of $1.8 billion compared to the original January budget. Since the Governor proposed his budget in January, the combined projected budget shortfall for Fiscal Years 2007-08 and 2008-09 increased from $14.5 billion to $24.3 billion. Special legislative action in February addressed $7 billion of this shortfall, and the 2008-09 May Revision contains proposals to close the remaining $17.2 billion gap.

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     The 2008-09 May Revision is based on economic assumptions that predicted slow economic growth in California for 2008 and 2009, followed by an improving economy in 2010. The housing sector continues to drag down economic growth in California. In May 2008, the unemployment rate grew to 6.8% from 6.2% in April 2008, the largest month-to-month increase in over 32 years. The 2008-09 May Revision predicts lower real gross domestic product growth, weaker California job growth, and smaller gains in California personal income in Fiscal Year 2008-09 than the January estimates.

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State Indebtedness and Financing

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

     General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

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     As of May 1, 2008, the State had outstanding over $57.5 billion aggregate principal amount of long-term general obligation bonds, of which over $45.6 billion was payable primarily from the General Fund and almost $12 billion was payable from other revenue sources. As of May 1, 2008, there were unused voter authorizations for the future issuance of approximately $58.3 billion of long-term general obligation bonds . Of this unissued amount, over $441 million is for bonds payable from other revenue sources. The November 2008 general election ballot will contain a $9.95 billion bond measure

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to finance a portion of the cost of a high speed rail system, an initiative measure to authorize $980 million of general obligation bonds to finance children's hospitals and an initiative measure to authorize $5 billion of general obligation bonds to fund subsidies for the purchase of high fuel economy or alternative fuel vehicles and research on alternative fuels. The Administration has proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2008 and 2010.

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     The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2008, the State had outstanding over $6.7 billion in variable rate general obligation bonds (which includes the ERBs described below), representing about 11.8% of the State's total outstanding general obligation bonds as of that date. Of its variable rate portfolio, the State only had $500 million of auction rate securities outstanding at the beginning of 2008, which were uninsured. The State redeemed $400 million of these bonds in March and April 2008. The one remaining series of $100 million does not reset its interest rate until January 2009. The State has $474.565 million of insured variable rate ERBs.

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     Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. As of May 28, 2008, $932.95 million aggregate principal amount of general obligation commercial paper notes were outstanding.

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     Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds

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rather than the General Fund. The State had almost $7.9 billion General Fund-supported lease-purchase obligations outstanding as of May 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had over $10.4 billion authorized and unissued as of May 1, 2008. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $ 81,000,000 of revenue bonds to be secured by State leases.

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     Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $50.7 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2007.

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     Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the "Restructuring Bond Act"), the State proposes to issue pension obligation bonds to make future contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of the debt service on the bonds would be payable from the General Fund.

     Pursuant to the Restructuring Bond Act, the Pension Obligation Bond Committee (the "POBC") authorized the issuance of bonds to pay a portion of the State's pension obligation for Fiscal Year 2004-05 or a subsequent fiscal year. The POBC initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit. The validation action was challenged in court, which prevented the issuance of the pension obligation bonds in time to pay the pension contribution during Fiscal Years 2004-05 or 2005-06. The judge ruled on November 15, 2005 that the bonds were not valid. The POBC appealed and the matter was scheduled for oral argument on June 25, 2007. On July 3, 2007, the court ruled that the Legislature's authorization to issue bonds to pay a portion of the State's pension obligation was invalid. The State is not planning to appeal the decision. The 2007 Budget Act did not include the planned issuance of any pension obligation bonds.

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     Future Issuance Plans. Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt authorized and unissued to about $68.4 billion as of May 1, 2008. The State expects the volume of issuance of both categories of bonds to increase substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those, which existed before 2006. The Department of Finance has estimated that annual new money issuance for these obligations in Fiscal Years 2008-09 to 2011-12 will total approximately $ 12 billion, $15.5 billion, $12.5 billion, and $8.5 billion, respectively. The State estimated issuance of

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new general obligation and lease-revenue bonds in Fiscal Year 2007-08 would be approximately $8.25 billion, all of which has been issued.

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     Based on the current projections of bond issuance, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $53.5 billion. The annual debt service costs on this amount of debt would peak at around $8.5 billion, compared to about $4.7 billion budgeted in Fiscal Year 2007-08.

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     Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorizes the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

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     The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04 (of which, approximately $9.2 billion was applied to Fiscal Year 2002-03 expenditures, and approximately $2 billion was applied to offset Fiscal Year 2004-05 General Fund expenditures). In order to relieve current cash flow and budgetary shortfalls, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. That issuance represents the last ERBs that can be issued under Proposition 57, except for any future issuance of refunding bonds.

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     All proceeds from the 1/4¢ sales tax in excess of the amounts needed, on a semi-annual basis; to pay debt service and other required costs of the ERBs are required to be applied to the early retirement of the ERBs. In addition, the following sources of funds are required to be used for early retirement of the ERBs: (i) 50% of each annual deposit, up to $5 billion in the aggregate, of future deposits in the BSA, and (ii) all proceeds from the sale of surplus State property. Funds from these sources have been or will be used for early retirement of approximately $2.9 billion of bonds during Fiscal Years 2005- 06, 2006-07, and 2007-08, including the partial use of transfers from the BSA in Fiscal Years 2006-07 and 2007-08.

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     The Governor has suspended the Fiscal Year 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues

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that may be generated during calendar year 2008, and any proceeds of excess property sales , will be available to retire additional ERBs in Fiscal Year 2008-09.

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     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

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     On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003, which matured and were paid in full on June 23, 2004. The State issued $6 billon of RANs on October 6, 2004, which matured on June 30, 2005. The State issued $3 billion of RANs on November 10, 2005, which matured on June 30, 2006, $1.5 billion of RANs on October 3, 2006, which matured on June 29, 2007, and $7 billion of RANs on November 1, 2007, which was scheduled to mature on June 30, 2008.

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     Cash flow projections for the remainder of Fiscal Year 2007-08 indicated that the General Fund would have sufficient cash resources to pay all obligations through June 30, 2008, including maturing RANs. However, external cash flow borrowings of about $10 billion were projected to be needed by late summer or early fall, an amount which could increase if revenues are lower than expected or expenses higher than expected, or if the proposed cash management program is not approved by the Legislature. The proposal would defer $3.6 billion in payments for various programs and agencies until April and May 2009 to better align receipts and disbursements during the fiscal year.

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     Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A+" from S&P and Fitch. These ratings have not changed for the last two years.

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State Funds and Expenditures

     The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

     The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

     The General Fund. The monies of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

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     The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect

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whenever the balance falls below the $8 billion or the 5% target. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

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     The 2007 Budget Act authorized the State to transfer funds from the BSA back into the General Fund. On January 10, 2008, the Fiscal Year 2007-08 balance of $1.494 billion was transferred from the BSA to the General Fund. The Governor issued an executive order on May 28, 2008 suspending the Fiscal Year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, in light of the current condition of the General Fund.

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     Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of May 20, 2008, there was estimated to be $4.8 billion of loans from the SFEU and other internal sources to the General Fund.

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     Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

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     CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2007, PERF had 1,086,900 active and inactive program members and 445,208 benefit recipients. The payroll for State employees covered by PERF for Fiscal Year 2005-06 was approximately $13.3 billion. The State's contribution to CalPERS, through the PERF, has increased from $1.19 billion in Fiscal Year 2002-03 to an estimated $2.747 billion in Fiscal Year 2007-08, with an estimated $3.025 billion for Fiscal Year 2008-09.

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     CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2006, the Defined Benefit Program ("DB Program") had approximately 1,400 contributing employers, approximately 586,966 active and inactive program members and 207,846 benefit recipients. State contribution to CalSTRS, through STRP, has increased from $975.5 million in Fiscal Year 2002-03 to an estimated $1.12 billion in Fiscal Year 2007-08. The 2008-09 May Revision is proposing to reduce the State's contributions to the Supplemental Benefits Maintenance Account ("SBMA") from 2.5% to 2.25% of salary and to vest a right to supplemental payments at 85% of purchasing power, if funds are available. This would provide the corresponding benefit to teachers necessary to reduce the State's General Fund contribution. The savings from the reduced contribution equates to $66 million in 2008-09.

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     Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

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     Federal authorization for the TANF program extends until September 30, 2010. The legislation modified countable work activities under TANF and applied new Federal work participation rates to the State's program. In addition, the legislation effectively eliminated the State's caseload reduction credit and the bulk of the State's caseload will be subject to the 50% work participation rate beginning in Federal fiscal year 2007. The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and other similar programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs

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is the linkage of eligibility to work participation requirements. The revised CalWORKs caseload projections are 460,119 and 386,871 cases in Fiscal Years 2007-08 and 2008-09, respectively. Since CalWORKs' inception in January 1998, caseload has declined by over 36%.

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     California is expected to fail to meet the work participation rate in 2007 (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the Federal fiscal year 1994 historic expenditures rather than the 75% MOE level California has been required to meet. The 2008-09 May Revision would increase MOE spending by $179.5 million in Fiscal Year 2008-09, to $2.9 billion, to reflect this penalty. Considerable improvement in work participation rates must be achieved to avoid additional Federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in Fiscal Year 2009-10. The 2008-09 May Revision proposes major programmatic changes that place greater emphasis on work participation and reduces reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program.

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     The Governor's proposed reform measures are estimated to provide net savings of $343.7 million to the General Fund in Fiscal Year 2008-09. Along with these reforms, the 2008-09 May Revision proposes to maintain the $230 million included in the 2006 and 2007 Budget Act to support CalWORKs program improvements, including $90 million for counties to implement program improvements and $140 million to support county administration.

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     Total CalWORKs program expenditures of $6.7 billion are proposed for Fiscal Year 2008-09, including TANF and MOE countable expenditures, of which $2.697 billion is budgeted to be paid from the General Fund. The amount budgeted includes $5.3 billion for CalWORKs program expenditures, $100 million in county expenditures and $1.3 billion in other programs.

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     Local Governments. The primary units of local government in the State are the 58 counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.

However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 ("Amendment No. 4") dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

     As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A). Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

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     Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2.7 billion in State resources in both Fiscal Years 2007-08 and 2008-09, and $499 million in resources from the counties in each fiscal year.

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     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

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     The Department of Finance projects the Appropriations subject to limitation to be $16.606 billion and $10.737 billion under the Appropriations Limit in Fiscal Years 2007-08 and 2008-09, respectively.

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     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues , based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

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     Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 41% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2007-08 and 2008-09.

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     In the fiscal emergency special session, the Legislature reduced Fiscal Year 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by re-appropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays. As a result, the Fiscal Year 2007-08 "enacted" Proposition 98 appropriations exceed the minimum guarantee by $946 million. As of the 2008-09 May Revision, the Fiscal Year 2007-08 Proposition 98 guarantee remains at $56.6 billion, but the General Funds share increased to $41.8 billion. However, the Proposition 98 over-appropriation decreased from $946 million to $802 million.

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     The Proposition 98 guarantee for Fiscal Year 2008-09 is projected to grow to $56.8 billion. The General Fund share would be $41.4 billion of total funding. The State proposes to fully fund the guarantee, but does not over-appropriate the minimum guarantee. The 2008-09 May Revision does not provide for any cost-of-living adjustments and also reflects the rolling deferral of Proposition 98 expenditures of $1.303 billion in Fiscal Years 2006 through 2010.

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     In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.2 billion in Fiscal Year 2005-06 were the subject of a lawsuit, which has recently been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. In addition, legislation was approved to refinance the State's Series 2003A Bonds (discussed below), which became effective on January 1, 2007. The first $900 million in additional funds expected to be raised from the refinancing will offset initial settlement costs.

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     Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.292 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2

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million. The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. The 2008-09 Governor's Budget includes $150 million for the Fiscal Year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008-09 May Revision is $950.6 million.

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     Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. A proposed initiative measure has qualified for the February 5, 2008 statewide election, which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A, approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. This, and other recent Constitutional amendments affecting the budget process, are described below.

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     Proposed Budget Stabilization Act. The 2008-09 Governor's Budget proposes a Budget Stabilization Act (the "BSA"), a Constitutional amendment to reform the State budget process. The BSA will require excess revenues to be deposited in the RSF. In years of below-average rates of revenue growth, monies will be transferred from a new RSF back into the General Fund in an amount not to exceed the shortfall. The BSA allows transfers from the RSF back into the General Fund only in years when revenue grows at a rate less than the long-term average. Transfers would not be allowed simply to avoid deficits, not even in emergencies.

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     The 2008-09 May Revision proposes to create the revenue limit based on Fiscal Year 2008-09 revenues and capitalize the RSF with revenues from the securitization of the State Lottery, which would provide $5.1 billion in Fiscal Year 2008-09 to bring revenues to the projected General Fund limit. The 2008-09 May Revision also provides for the imposition of an additional 1¢ sales tax for every dollar in taxable sales in the event that the Administration certifies that there is insufficient revenue in the RSF during 2009 to transfer to the General Fund to bring the General Fund up to the revenue limit. The triggered increase would remain in effect until the RSF has reached the targeted fund balance (15% of General Fund tax revenues) or until June 30, 2011, whichever occurs first.

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     The BSA will provide for automatic expenditure reductions triggered whenever the Governor projects that the State will be in deficit. When estimates show a likely General Fund deficit of 1% or less, the Governor will reduce appropriations, on an annualized basis by 2%; when estimates show a deficit of greater than 1%, appropriations will be reduced by 5%. The

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BSA will require the Legislature and the Governor to enact statutory changes in all State entitlement programs that allow for reductions in service levels or rates of payment sufficient to achieve the targeted reductions of 2% and 5%.

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     Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

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     Proposition 58 requires that a special reserve (the BSA) be established in the General Fund. The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State, or inter-fund borrowings.

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     Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

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     Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2008-09 May Revision delays the third payment of these claims. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $956 million.

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     Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum -funding guarantee for K-14 education . The 2008-09 Governor's Budget reflects a reduction of $59.6 million for Proposition 49 programs, consistent with other reductions proposed for Proposition 98 programs. This will require a ballot initiative to go before the voters to amend the funding level under Proposition 49.

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     Transportation Financing (Proposition IA of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for Fiscal Year 2006-07, and also included $1.415 billion for advance repayment of a portion of prior year suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and required repayment for remaining Proposition 42 debts at $83 million for Fiscal Year 2007-08. The 2008-09 May Revision proposed to fully fund the Proposition 42 transfer for Fiscal Year 2008-09 at $1.485 billion with another $83 million to repay a portion of past suspensions.

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     Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

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     State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale of 56.57% of the State's tobacco settlement

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revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds"). A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds"). In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. In March 2007, the State completed a refunding of the 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

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     In 2005, MSA participants asserted that they had lost market shares in 2003 to manufacturers who did not participate in the MSA, which assertion was confirmed. As such, the MSA participating manufacturers ("PMs") are permitted to withhold up to three times the amount of lost market shares until such time as it is proven that the participating states are properly enforcing their statutory authority over the non-participants. The PMs made this assertion in 2005, 2006 and 2007 for the calendar years 2003, 2004 and 2005 respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year's scheduled payment. As a result, the tobacco settlement revenues due to the State in April of 2006, 2007 and 2008 were reduced by $50.9 million , $44 million and $33.9 million, respectively.

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Sources of Tax Revenue

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     The 2008-09 May Revision includes the following revenue proposals: (i) reinstate the use tax on vessels, vehicles, and aircraft brought into the State within one year of purchase, with an estimated revenue gain of $ 16 million in Fiscal Year 2008-09; (ii) legislation to bring personal income tax and corporate tax revenue accruals into conformity with Generally Accepted Accounting Principals, which would result in a one-time increase of revenues in Fiscal Year 2008-09 of $1.856 billion; (iii) increasing efforts to improve compliance, address growth in audit workload, reduce the "tax gap," and improve cash management are estimated to result in revenue gains of $168 million in additional personal income tax and corporation tax revenues , $5 million in interest income, $71 million in sales and use tax, and $3 million in tobacco taxes in Fiscal Year 2008-09; (iv) changing the due date for limited liability company fee payments resulting in a one time acceleration of $360 million in revenues in Fiscal Year 2008-09 and ongoing annual revenue gains in the range of $35 million as a result of growth in the fee base thereafter; and (v) a one-time reduction of $175 million in Fiscal Year 2008-09 corporate income tax revenues to reflect a change in accrual accounting that shifts the $175 million into Fiscal Year 2007-08.

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     Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% . Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 47.9% of the total personal income tax in the 2006 tax year.

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     A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

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     Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.8% and as little as 7.8% of General Fund revenues over the last ten years. It was estimated that capital gains and stock option tax receipts would account for 14.7% of General Fund revenue and transfers in Fiscal Year 2007-08 and expected 12.8% of General Fund revenue in Fiscal Year 2008-09.

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     Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

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     As of January 1, 2008, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

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     Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

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     Corporation Tax. Corporation tax revenues are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in three separate litigations).

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     Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

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     The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $175 million in Fiscal Year 2008-09, $200 million in Fiscal Year 2009-10 and $31 million in Fiscal Year 2010-11.

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     Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

     The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

     Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to

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specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees accounted for approximately 35% of all special fund revenues in Fiscal Year 2006-07. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2006-07, $8.6 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

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     Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

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     Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes. During Fiscal Years 2001 -04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The State's economy rebounded strong during Fiscal Years 2004-2006, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in those years to end with substantial positive balances. The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

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     Final estimates relating to Fiscal Year 2005-06 indicated that the State experienced substantially more favorable results than were projected at the time the 2005 Budget Act was signed in July 2005. As a result of the revised estimates and improved economic results that generated major increases in tax revenues, the State estimated that the fund balance at June 20, 2006 was about $10.8 billion, of which $10.1 billion was in the SFEU.

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     State Budget—Fiscal Year 2006-07. The 2006 Budget Act was adopted by the Legislature on June 27, 2006, and signed by the Governor on June 30, 2006. Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in Fiscal Year 2005-06 to $93.9 billion in Fiscal Year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in Fiscal Year 2005-06. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion. The 2006 Budget Act also contained special fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of RANs to assist in its cash management program for the fiscal year.

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The 2006 Budget Act contains the following major General Fund components:

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     1. Repayments or Prepayments of Prior Obligations – $2.812 billion of repayments or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of Fiscal Years 2003-04 and 2004-05 Proposition 42 suspensions; (2) $472 million for early retirement of ERBs; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay "settle-ups" under Proposition 98; (6) $100 million to prepay flood control subventions; and (7) $32 million to pay debt service on general obligation bonds in Fiscal Year 2007-08.

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     2. Proposition 98 – Proposition 98 General Fund expenditures were $41.3 billion, an increase of $2.9 billion (7.5%) compared to the revised Fiscal Year 2005-06 estimate. Including property taxes, the total Proposition 98 guarantee was $55.1 billion, an increase of $3.1 billion (5.9%) .

     3. K-12 Education – $67.1 billion in spending on K-12 education, an increase of $2.9 billion from the revised Fiscal Year 2005-06 estimate. General Fund expenditures were $40.5 billion, an increase of $2.7 billion (7.0%) .

     4. Higher Education – General Fund expenditures were $11.4 billion, an increase of $973 million (9.4%) over Fiscal Year 2005-06.

     5. Health and Human Services – $29.3 billion General Fund to be spent on Health and Human Services programs, an increase of $2.5 billion (8.7%) from revised Fiscal Year 2005-06 estimates, which was due primarily to increases in caseload, population, and other workloads.

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     6. Transportation Funding – $1.42 billion to fully fund Proposition 42 in Fiscal Year 2006-07 and $1.415 billion for advance payment of a portion of the Proposition 42 suspensions. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. There have been several lawsuits that prevented the bonds from being sold to date (see, "Litigation" below). Bond proceeds in the amount of $849 million were anticipated in the 2006 Budget Act.

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     7. Budget Stabilization Account – The 2006 Budget Act fully funded the transfer of $944 million to the BSA pursuant to Proposition 58. Half of this amount ($472 million) remains in the BSA as a reserve. The other half was transferred in September 2006 for the purpose of early retirement of ERBs.

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     Fiscal Year 2006-07 Revised Estimates. The State estimated that total prior year resources, plus revenues and transfers for Fiscal Year 2006-2007, were about $105.3 billion, nearly $1.9 billion more than originally estimated, including $1.058 billion higher personal income tax revenues and $650.9 million higher corporate tax revenues. Expenditures increased by about $152 million. As a result, the General Fund balance at June 30, 2007 was

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estimated at about $3.9 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion.

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     State Budget—Fiscal Year 2007-08. The 2007 Budget Act was adopted by the Legislature on August 21, 2007 and signed by the Governor on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State's history ($4.1 billion) due to the large number of risks in the Act. At the time of the release of the 2008-09 Governor's Budget, many of these risk had occurred and the planned reserve was not sufficient to keep the budget balanced through June 30, 2008. Accordingly, the Legislature convene a special session and took a series of actions to close the budget gap, in addition to certain actions taken independently by the Governor.

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     Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in Fiscal Year 2006-07 to $101.2 billion in Fiscal Year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in Fiscal Year 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

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     The 2007 Budget Act contained the following major General Fund components:

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     1. Maximizing the Value of the State's Student Loan Guarantee Function – The 2007 Budget Act assumed the sale of California's student loan guarantee function, generating $1 billion in one-time revenue. This guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, California's student loan guarantee agency established by CSAC. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor's Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until Fiscal Year 2009-10, in part due to changes in the student lending industry and tightening of credit markets.

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     2. Repayments or Prepayments of Prior Obligations – The 2007 Budget Act included $1 billion in prepayments of the ERBs from BSA transfers and $5 million of other budgetary debt repayments, bringing the total set aside to repay the ERBs to $6.8 billion in four years since the bonds were issued.

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     3. Proposition 98 – The 2007 Budget Act included Proposition 98 General Fund expenditures of $41.5 billion, an increase of $712 million (1.7%) compared to revised Fiscal Year 2006-07 estimates. When property taxes are taken into account, the total Proposition 98 guarantee was $57.1 billion, which was an increase of $2.2 billion (3.9%) . The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

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     4. K-12 Education – $66.8 billion in spending on K-12 education, an increase of $3.5 billion from the revised Fiscal Year 2006-07 estimates. Legislation adopted during the special legislative session reduced Fiscal Year 2007-08 Proposition 98 spending by over $500 million.

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     5. Higher Education – The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education, which was an increase of $1.1 billion above the revised Fiscal Year 2006-07 level.

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     6. Health and Human Services – $29.7 billion General Fund in spending on Health and Human Services programs, which is an increase of $301 million from the revised Fiscal Year 2006-07 estimate. Total funding from all State funds was $38 billion, which was an increase of $1.6 billion from the revised estimates.

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     7. Transportation Funding – Included $1.48 billion to fully fund Proposition 42 in Fiscal Year 2007-08. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the Fiscal Year 2003-04 and 2004-05 Proposition 42 suspensions. The 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues to be received in Fiscal Years 2006-07, 2007-08 and any future years until the bonds are sold, in order to repay past loans.

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     8. Budget Stabilization Account – The 2007 Budget Act fully funded the transfer of $2.05 billion to the BSA, pursuant to Proposition 58. Half of this amount ($1.02 billion) remained in the BSA as a reserve. The other half will be transferred for the purpose of early retirement of ERBs.

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     9. Lease of State Lottery – The Governor proposed an examination of the potential benefits, which could be derived from a lease of the State Lottery to private operators. The Governor indicated the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008-09 May Revision.

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     10. Revenue Actions – The 2007 Budget Act included several revenue proposals that were in the Governor's proposed budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in Fiscal Year 2007-08, and additional efforts to reduce the "tax gap," which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in Fiscal Year 2007-08.

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     During Fiscal Year 2007-08, the State faced a number of issues that have impacted the General Fund and reduced the budget reserves included in the 2007 Budget Act. In addition to the items noted above, the following developments have

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occurred since the enactment of the 2007 Budget Act: (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) additional Proposition 98 spending . There also is a potential impact on the General Fund reserve if a lawsuit challenging use of funds in the Public Transportation Account was successful. At this time, the State believes subsequent legislative action in the fiscal emergency special session has addressed the court's objections to the original 2007 Budget Act actions. However, the case has been appealed. Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act are one-time actions, which cannot be repeated in Fiscal Year 2008-09.

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     Fiscal Year 2007-08 Revised Estimates. The 2008-09 May Revision projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act. The continuation of a positive budget reserve is significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and transfer of the BSA reserve to the General Fund ($1.495 billion).

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     As part of the 2008-09 May Revision, General Fund revenues for Fiscal Year 2007-08 are projected at $101.2 billion, which is consistent with prior projections. In addition, General Fund expenditures for Fiscal Year 2007-08 are projected at $103.5 billion, an increase of $100 million compared to prior projections. Legislation was adopted at the fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which has resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

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     State Budget—Fiscal Year 2008-09 (as updated by the 2008-09 May Revision). The 2008-09 May Revision projects to end Fiscal Year 2008-09 with a $2 billion total reserve. General Fund revenues and transfers are projected at $103 billion, an increase of $1.8 billion (1.8%) compared with Fiscal Year 2007-08 revised estimates. General Fund expenditures for Fiscal Year 2008-09 are projected at $101.8 billion, a decrease of $1.7 billion (1.6%) compared with revised estimates for Fiscal Year 2007-08.

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The 2008-09 May Revision has the following major General Fund components:

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     1. Budget Reform – The 2008-09 Governor's Budget proposed the BSA, which, as noted above, would require excess revenues to be deposited in the RSF. In years of below-average rates of revenue growth, monies will be transferred from the RSF back into the General

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Fund in an amount not to exceed the shortfall. The BSA allows transfers from the RSF back into the General Fund only in years when revenue grows at a rate less than the long-term average. Transfers would not be allowed simply to avoid deficits, not even in emergencies.

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     The 2008-09 May Revision would capitalize the RSF in Fiscal Year 2008-09, providing $5.1 billion to the General Fund. Additionally, the 2008-09 May Revision includes a fail-safe mechanism that, if triggered, would result in the temporary 1¢ sales tax increase discussed above. After this temporary mechanism, is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure projects, or used to pay off debt.

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     2. Modernization of the State Lottery – The 2008-09 May Revision proposes to maximize the return on the State's lottery by providing operational flexibility similar to lotteries in most other states. The future revenues from the improved performance of the lottery will be securitized in order to fund the RSF (estimated at $5.1 billion in Fiscal Year 2008-09 alone).

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     3. Budget Balancing Reductions – The 2008-09 May Revision proposes reductions of $8 billion to close the remaining $17.2 billion budget gap. The proposal for 10% across-the-board reductions applies to all General Fund departments and programs, boards, commissions and elected officers including the legislative and judicial branches, except when such a reduction is in conflict with the State constitution or impractical.

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     4. Cash Flow Management – A projected cash shortage in July and August 2008 has lead to a number of solutions including: (i) selling $3.313 billion of ERBs in February 2008; and (ii) delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The 2008-09 May Revision proposes to improve the State's cash management to smooth out General Fund disbursements. There is potential that the State will need to issue a cash flow borrowing instrument earlier than usual, due to the lack of a healthy beginning General Fund cash balance and a projected significant amount of carryover cumulative loan balance from Fiscal Year 2007-08 into Fiscal Year 2008-09.

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     5. Proposition 98 – The Proposition 98 Guarantee for Fiscal Year 2008-09 is projected to grow to $56.7 billion. The General Fund portion would be $41.4 billion of total Proposition 98 funding. The 2008-09 May Revision restores $1.8 billion General Fund and fully funds the Proposition 58 minimum guarantee.

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     6. K-12 and Higher Education - The 2008-09 May Revision projects total expenditures for K-12 education programs to be $71 billion ($41.7 billion from the General Fund). The 2008-09 May Revision reflects total funding for higher education of $20.6 billion, including $13.8 billion General Fund and Proposition 98 sources for all major segments of higher education.

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     7. Health and Human Services – The 2008-09 May Revision includes funding of $29.8 billion from the General Fund for Health and Human Services Programs, which is an increase of $74 million from the revised Fiscal Year 2007-08 estimate.

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     8. Transportation Funding - The 2008-09 May Revision includes $1.43 billion to fully fund Proposition 42 in Fiscal Year 2008-09. The 2008-09 Governor's Budget proposes to

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use the $100 million in tribal gaming compact revenues that will be received in Fiscal Years 2007-08 and 2008-09 until the bonds are sold, to repay past loans.

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     10. Budget Stabilization Account – Under normal circumstances, the State would set aside $1.509 billion for Fiscal Year 2008-09 in the BSA. Given the $17.2 billion budget deficit, the 2008-09 May Revision proposed to suspend this transfer to the BSA for Fiscal Year 2008-09. On May 28, 2008, the Governor issued an Executive Order which officially suspends the BSA transfer.

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Litigation

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

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     Action Seeking Modification of Retirement Formula for State Employees. In Joseph Myers et al. v. CalPERS et al. plead as a class action on behalf of State employees over age 55 who will retire after January 1, 2001, plaintiffs assert that current regulations violate State anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits . At this time it is impossible to quantify the magnitude of the fiscal impact ; however, it may be in excess of $250 million. The trial court dismissed the complaint; on appeal, the appellate court upheld the dismissal.

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     Action Challenging Use of Vehicle Fuel Tax Revenue. In Shaw et al. v. Chiang et al., the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle

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fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs appealed, and the State filed a cross appeal.

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     Tax Refund Cases. Three pending cases challenge the imposition of limited liability company fees by the Franchise Tax Board ("FTB"). In Northwest Energetic Services, LLC v. Franchise Tax Board, the trial court ruled in favor of the plaintiffs, and the FTB appealed. The appellate court determined that the fee unconstitutionally discriminates against interstate commerce as applied to the plaintiff, which did not engage in business within California during the years at issue. This ruling is now final. In Ventas Finance I, LLC v. Franchise Tax Board, the trial court ruled in favor of the plaintiffs, and the FTB appealed. The plaintiff is challenging recent legislation that would limit the State's liability if plaintiff were otherwise successful in the action. Bakersfield Mall LLC v. Franchise Tax Board, was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court. If it proceeds as a class action, the claimed refunds would be significant.

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     Two pending cases challenge the constitutionality of the State's tax amnesty program : River Garden Retirement Home v. California v. Franchise Tax Board and Duffield v. Franchise Tax Board. The plaintiffs allege that the penalty under the State's tax amnesty program is unconstitutional. The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested. The cases are pending in trial court. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

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     In Bratton v. Franchise Tax Board, the plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but an adverse ruling in this matter, applied to other similarly situated plaintiffs, could have a more significant fiscal impact.

     Nortel v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

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     In two cases, Abbott Laboratories v. Franchise Tax Board and River Garden Retirement Home v. California Franchise Tax Board, the plaintiffs are challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code. After the Tax Code was held to be unconstitutional, the FTB allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statue was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statue on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed. In River Garden, the trial court sustained the demur of the FTB on this issue; plaintiff also challenges the tax amnesty penalty. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

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     In Computer Services Tax Cases (Dell, Inc. v. State Board of Equalization), the appellate court ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers. The State will now be required to refund the tax with interest, and expects to make the refund in Fiscal Year 2008-09.

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     Environmental Cleanup and Energy-Related Matters. In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board. Atlantic Richfield Co. v. State of California. ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past clean up efforts. It is possible these matters could result in a potential loss to the State in excess of $400 million.

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     In Carla Clark, et. Al. v. City of Santa Rosa, et. al, 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of The Safe Drinking Water and Toxic Enforcement Act of 1986. Plaintiffs claim damages in excess of $400 million. After the trial court granted the State's motion for summary judgment , plaintiffs appealed.

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     In Pacific Lumber v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to Federal and State agencies. The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement. Plaintiffs also are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The possible fiscal impact on the General Fund is unknown at this time.

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     In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

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     Escheated Property Claims. In five pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly; Trust Realty Partners v. Westly , Coppoletta v. Westley, Suever v. Connell, and

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Taylor v. Chiang. The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking , and injunctive relief. The trial court in Morris ordered judgment for the State ; plaintiff appealed. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed. The Trust Realty Partners lawsuit focuses on the State's elimination of interest payments on unclaimed property claims. The case seeks a common fund recovery and injunctive relief. After the trial court's initial interim order that the State pay interest on certain claims was reversed on appeal, the matter is again pending in the trial court, which has ruled for plaintiff on certain issues, but has not yet ruled regarding damages. Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid

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violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate of interest. The district court granted the State's motion to certify the issue for appeal and the Ninth Circuit has agreed to hear the appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed. If plaintiffs prevail on the claims asserted in these actions, cost to the State could be in excess of $500 million.

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     In Suever and Taylor , plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the State takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the State's unclaimed property law until the State enacted new notice provisions. Following legislative amendment of the State's notice procedures, the district court dissolved the injunction; on appeal, the Ninth Circuit upheld the district court's order, finding that the State's notice procedures satisfy due process.

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     Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted judgment in favor of the State . Plaintiffs' appeal has been dismissed amend the trial court denied plaintiff's motion for attorneys' fees. Plaintiffs may seek further review of the trial court's rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

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     The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeds $500 million. This matter is pending in the trial court. The State is vigorously contesting this matter.

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     Actions Seeking Program Modifications. In Capitol People First v. Department of Developmental Services, a consortium of State and national law firms and public-interest groups , are alleging violations of Federal and State statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing State programs for the treatment of institutionalized disabled persons, including requiring the State to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the State could be as high as $1 billion per year in programming costs going forward. The State is vigorously defending this action.

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     Actions to Increase Amount of State Aid for Dependent Children. Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled have been coordinated in Butler v. Department of Social Services. Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model rate but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million.

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The trial court dismissed the complaint; plaintiffs appealed. The State is vigorously litigating this issue.

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     In Katie A., et al. v. Bonta, et al., a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care . The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members . Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. At this time, it is unknown what financial impact this unprecedented litigation would have on the General Fund.

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     Local Government Mandate Claims and Actions. In pending litigation, Orange County and San Diego County allege that the State has not provided full reimbursement for mandated programs. These lawsuits were consolidated in San Diego Superior Court (County of San Diego v. State of California, et al; and County of Orange v. State of California, et al). Plaintiffs are seeking are seeking relief that would divert current budget appropriations away from various State agencies, and to the counties, as payment for the un-reimbursed costs of implementing a variety of programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million , and Orange County has alleged in excess of $116 million for un-reimbursed State-mandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion . The trial court entered judgment in favor of the counties. The State defendants appealed, and plaintiff counties cross-appealed.

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     In litigation filed in November 2007, California School Boards Association et al. v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the State Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

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     Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in three pending cases. A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts .

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     In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses, and a claim for damages sough for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed. On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon's claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

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     Hollywood Park Land Co., et al. v. Golden State Transportation, et. al. is an action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the

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bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that the State regulations that address remedies for alleged violation of tribal gaming compacts, violate the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed.

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     San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machines licenses are available for issuance to all tribes that signed compacts with the State than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses available, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed.

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     Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system is approximately $2 billion. The system is operated by the California Department of Corrections and Rehabilitation, and affects approximately 33 prisons throughout the State. There are three significant cases pending in Federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care ; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care. A fourth case, Armstrong v/ Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who tool office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State's budget process. However, at this time, it is unknown what financial impact this

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litigation would have on the State's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has asked the court to add the State Controller as a defendant in the Plata case.

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Action Seeking to Enjoin Lease Revenue Bond financing for Correctional Facilities. In

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Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al., plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (the "2007 Act") that authorize the issuance of over $7 billion of lease revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease revenue bonds violate the debt limit in the California Constitution because the bonds were not approved by the voters. The trial court denied plaintiffs' request for a preliminary injunction and dismissed the case; plaintiffs appealed. At this time it is unknown what fiscal impact this matter would have on the State's General Fund.

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     In Californians United for a Responsible Budget et al. v. Arnold Schwarzenegger et al., plaintiffs filed an action challenging certain resolutions issues by the State Public Works Board to proceed with certain authorizations in the 2007 Act. Plaintiffs seek declaratory and injunctive relief that certain interim financing, lease-revenue bonds, and the associated leases violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. Plaintiffs further assert that the leases and the issuance of lease-reserve bonds are a waste of government resources, that the leases constitute long-term purchase contracts and that the California Department of Corrections and Rehabilitation is planning to proceed with certain projects that plaintiffs allege were not authorized by the 2007 Act. At this time the potential fiscal impact on the General Fund of these allegations is unknown.

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Actions Seeking Medi-Cal Reimbursements and Fees. Two cases, each entitled

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California Association of Health Facilities v. Department of Health Services , have been consolidated at the appellate level. California Association of Health Facilities, which represents various nursing and care facilities, filed the two separate cases alleging that Medi-Cal reimbursement rates paid by DHS to providers in Fiscal Years 2001-02 and 2002-03 were too low. The trial court sustained DHS' demurrers in both cases. On December 26, 2006, the Court of Appeal reversed and remanded the case to the trial court for further proceedings. The consolidated cases are pending in the trial court. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

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     In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

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     Three pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers. In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various

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10% reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled. Plaintiffs seek injunctive relief to prevent implementation of these measures. This matter has been removed to Federal court. A final decision adverse to the State could result in costs to the General Fund of over $988 million.

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     In California Medical Associate, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the 10% Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution. The State removed this matter to Federal court. A final decision adverse to the State in this matter would result in costs to the General Fund of $614.3 million.

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     In Farmacia Remedios, Inc. et al v. Shewry et al., eight individual pharmacies challenge State legislation requiring 10% reductions in fee-for-service reimbursement. The pharmacies allege that before implementing the 10% reduction that the Department of Health Care Services must first obtain Federal approval of a State Plan Amendment. The State removed the matter to Federal court. If plaintiffs successfully prevent the implementation of the 10% reduction, then there could potentially be a loss to the General Fund in the amount of $311 million annually.

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     Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities. The State's highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation's current design standards include ADA-compliant standards for new construction, but a significant portion of previously constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc. v. California Department of Transportation et al. is a class action on behalf of mobility-impaired and visually impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuit attempts to accelerate and expand the Department's ongoing ADA efforts on existing facilities. Costs for both new construction and remedial work associated with such efforts come from the State Highway Account. Since 1995, the Department's ADA compliance costs have exceeded $100 million. At this time, the exact financial impact of this litigation on the State Highway Account is unknown.

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RISK FACTORS—INVESTING IN MASSACHUSETTS MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information

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     Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2007, the population density of Massachusetts was 822.7 persons per square mile, as compared to 85.3 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas (99.6%) . The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2007 population of 599,351.

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     Since 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4% . From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. From 2005 through 2007, income in the Commonwealth grew faster than in the nation, and for the last fifteen years, only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

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     From 2001 to 2007, gross domestic product ("GDP") in Massachusetts, New England and the nation has grown approximately 46.2%, 47.2% and 54.7%, respectively. The Massachusetts economy is the largest in New England, contributing approximately 47.2% to New England's total GDP and the thirteenth largest in the nation, contributing 2.6% to the nation's total GDP. Massachusetts had the fifth highest GDP per capita ($47,351) in 2007.

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     The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services) contributed 45.6% of the Commonwealth's GDP in 2007. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades,

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not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment.

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     The unemployment rate in Massachusetts rose significantly above the national average due to the economic recession of the early 1990s. However, from 1995 through the end of 2005 the unemployment rate in Massachusetts was consistently below that of the United States. The unemployment rate in Massachusetts increased from 4.8% to 5.1% between January 2006 and January 2007, while the U.S. unemployment rate dropped from 4.7% to 4.6% over that same period. The Commonwealth has had a slightly lower unemployment rate, compared to the national rate, over the last thirteen months, but at 5.2%, the Commonwealth's June 2008 unemployment rate was still significantly higher than the low of 4.1% in April 2008

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Commonwealth Finances

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     Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth currently has liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in September 2008, June 2010, December 2010 (two lines) and November 2015, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002.

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     The Commonwealth has released a cash flow report for Fiscal Year 2008 and forecast for Fiscal Year 2009. The Fiscal Year 2008 cash flow report incorporates actual spending and revenue through June 30, 2008. The Commonwealth opened Fiscal Year 2008 with a starting cash balance of $1.591 billion and with no short-term debt outstanding. The Commonwealth had an actual cash balance on June 30, 2008 of $1.198 billion.

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     The Fiscal Year 2009 cash flow projection is based upon the Fiscal Year 2009 budget signed on July 13, 2008, all supplemental appropriations either filed, enacted or anticipated and all prior appropriations continued into Fiscal Year 2009. Fiscal Year 2009 projections are based on actual spending and revenue through July 2008 and estimates for the remainder of Fiscal Year 2009. The Fiscal Year 2009 budget provides for spending of $28.165 billion, and is based upon a tax estimate of $21.402 billion. The Fiscal Year 2009 projections also are based on the Commonwealth's five-year capital investment plan published in August 2007. Given the national economic climate and projections of slower rates of economic growth for the Commonwealth, the Commonwealth continues to closely monitor Fiscal Year 2009 tax receipts and is developing contingency plans in the event that state tax revenue growth slows to a level that would require a downward revision of the Fiscal Year 2009 estimate.

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     The Fiscal Year 2009 tax estimate includes $1.465 billion dedicated to the Commonwealth's pension obligations, $768 million in sales tax revenues dedicated to the Massachusetts Bay Transportation Authority ( "MBTA"), and $702 million in sales tax revenues dedicated to the Massachusetts School Building Authority ( "MBSA"). The Fiscal Year 2009 budget assumes total net transfers from the State Lottery of $1.025 billion, which is an insufficient amount to fully fund local aid to cities and towns. The Fiscal Year 2009 cash flow projection also assumes the receipt of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement.

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     The Fiscal Year 2009 forecast shows an overall decline in the non-segregated cash balance from $1.198 billion to $676 million. Several factors affect the overall decline in the cash balance, including general obligation bond proceeds received in Fiscal Year 2008 that are projected to be spent in Fiscal Year 2009, Fiscal Year 2008 appropriations carried forward and authorized to be expended in Fiscal Year 2009 and some anticipated transfers that may result from the Fiscal Year 2008 consolidated net surplus calculation.

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     Recent cash flow projections anticipated the issuance by the Commonwealth of RANs in late September. Due to disruptions in the capital markets, the Commonwealth has deferred the planned issuance into October. In order to meet cash flow needs through the end of September, the State Treasurer has accelerated withdrawals from the Stabilization Fund and has issued an additional $101 million in commercial paper. As of October 3, 2008, the total amount of commercial paper outstanding is $580.6 million, of which approximately $172 million was expected to be repaid in October. The Commonwealth expected to issue $750 million of RANs on October 10, 2008, to be repaid in equal installments in April and May 2009.

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     The Commonwealth's next cash flow projection is expected to be released on or before December 1, 2008.

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     Fiscal Year 2007 Summary.

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     On July 8, 2006, the Governor signed the Fiscal Year 2007 budget, which included $25.249 billion in spending, reflecting $458.6 million in line item reductions, and $118 million in reductions to transfers from the General Fund. The Legislature subsequently overrode $427 million of the Governor's line item vetoes, bringing the Fiscal Year 2007 budget appropriations to $25.676 billion . Appropriations for Fiscal Year 2007 totaled $25.704 billion. Additionally, appropriations totaling $919.4 million in Fiscal Year 2006 were authorized to be spent in Fiscal Year 2007. In addition to this spending, the

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Commonwealth has significant "off-budget" expenditures dedicated to the MBTA and MSBA totaling $734 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program. The Fiscal Year 2007 budget assumed total net transfers from the State Lottery of $1.103 billion, including the $920 million aggregate distribution to cities and towns.

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     The Commonwealth ended Fiscal Year 2007 with an undesignated budgetary fund balance of $190.9 million, net of a 0.5% tax revenue carry-forward into Fiscal Year 2008 of $99.2 million. The undesignated budgetary fund balance was designated as follows: the Legislature suspended the requirement in state finance law that 0.5% of total Fiscal Year 2007 tax revenues be deposited in the Stabilization Fund and instead mandated that $90.9 million be deposited in the Stabilization Fund, with the remaining $100 million being split among the Alternative and Clean Energy Investment Trust Fund ($43 million), the Life Sciences Investment Fund ($15 million), the Emerging Technology Fund ($15 million), the Affordable Housing Trust Fund ($10 million), the Smart Growth Housing Trust Fund ($10 million) and the Cultural Facilities Fund ($7 million).

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     For Fiscal Year 2007, the Commonwealth's audited financial statements report a year-end balance in the Stabilization Fund of $2.335 billion. The balance reflects the $90.9 million transfer described above, as well as $89.5 million of investment earnings and additional taxes deposited into the fund. The year closed with additional reserve fund balances of $451.3 million (including the $100 million in transfers described above) and undesignated fund balances of $114.7 million. The total ending fund balance in the budgeted operating funds was $2.901 billion.

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     Fiscal Year 2008 Summary. The Legislature approved the Fiscal Year 2008 budget on July 2, 2007, and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations. The original Fiscal Year 2008 budget appropriated $26.808 billion, including $8.22 billion for Medicaid, $4.301 billion for education, $2.072 billion for debt service and contract assistance and $12.215 billion for all other programs and services. The original budget increased education funding to cities and towns by $220 million to $3.726 billion. The Fiscal Year 2008 budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the Fiscal Year 2007 level. Overall, local aid to cities and towns increased by 5.8% in the Fiscal Year 2008 budget.

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     Appropriations totaling $343.1 million in Fiscal Year 2007 were authorized as prior appropriations, allowing these funds to be spent in Fiscal Year 2008.

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     Approximately $353.3 million in supplemental appropriations for Fiscal Year 2008 have been approved to date, with another

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$21 million pending in the Legislature. Based on historical trends and Fiscal Year 2008 spending to date, the Executive Office for Administration and Finance ("EOAF") is currently anticipating approximately $237.3 million in reversions on account of Fiscal Year 2008 ($78.2 million of which are anticipated to be carried forward into Fiscal Year 2009). In addition to this spending in the budgeted operating funds, the Commonwealth has significant off-budget expenditures in Fiscal Year 2008 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $756 million and $634.7 million, respectively.

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     During Fiscal Year 2007, the Governor took various actions to approval supplemental appropriations for Fiscal Year 2008. On November 20, 2007, the Governor signed legislation appropriating $15 million for the Low Income Heating and Energy Program, which provides support to low-income families during the winter heating season. On November 28, 2007, the Governor approved legislation providing for a $150 million transfer from the Health Care Security Trust to the General Fund. On January 4, 2008 and March 21, 2008, the Governor approved $56.9 million and $89.2 million in supplemental appropriations, respectively. On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations and also authorized the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. The Commonwealth anticipates it will receive an additional $92.3 million in Federal reimbursement due to the increased spending. Finally, on June 17, 2008 and August 8, 2008, the Governor approved supplemental appropriations totaling $115.7 million and $46.5 million, respectively.

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     Fiscal Year 2009 Budget Summary. On January 23, 2008, the Governor filed his Fiscal Year 2009 budget recommendations, providing for $28.165 billion in spending, based upon a Fiscal Year 2009 consensus tax revenue estimate of $20.987 billion. The Legislature passed the Fiscal Year 2009 budget on July 3, 2007, and the Governor approved it 10 days later, vetoing or reducing line items totaling $122.5 million, of which the Legislature has since overridden $56.5 million. The total amount of authorized spending in Fiscal Year 2009 is now budgeted at $28.167 billion.

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     The Fiscal Year 2009 budget assumes the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of Fiscal Year 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation, and $157 million in additional revenues generated through enhanced collection and enforcement measures. The Fiscal Year 2009 budget also relies upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008.

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     Current economic forecasts suggest that Fiscal Year 2009 tax revenues could be approximately $400 million less than estimated. This reflects a projected decrease in various types of state tax revenues, including capital gains tax revenues, which are expected to be lower in part due to the recent poor performance of the stock market. Moreover, an updated analysis of demands on state resources suggested that the Commonwealth will likely face approximately $600 million in program costs and departmental revenue exposures not contemplated by the Fiscal Year 2009 budget. Much of these unforeseen expenses are related to safety net services

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that are particularly important in an economic downturn, such as increased funding requirements for providing subsidized health insurance. Energy costs have also been skyrocketing in recent months, imposing increasing hardships on families and businesses. In total, these updated revenue forecasts and cost estimates for Fiscal Year 2009 suggest the potential need for approximately $1 billion of budgetary solutions.

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     In light of these fiscal and economic circumstances, the Governor has developed plans to manage state finances through these challenges, including budget vetoes, proposals for new health care reforms, proposals to capture departmental revenues, the use of reserves that were generated through a combination of higher-than-projected revenue collections during Fiscal Year 2008, and spending controls that were imposed by the EOAF in April 2008. The Governor filed legislation on July 13, 2008 seeking expanded authority to authorize cuts to a broader scope of budgetary spending.

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Commonwealth Revenues

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     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

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     Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which was estimated to account for approximately 59.5% of total tax revenues in Fiscal Year 2008, the sales and use tax, which was estimated to account for approximately 20.4% of total tax revenues in Fiscal Year 2008, and the corporations and other business and excise taxes, which were estimated to account for approximately 11.4% of total tax revenues in Fiscal Year 2008. Other tax and excise sources were estimated to account for the remaining 8.5% of Fiscal Year 2008 tax revenues.

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     Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3% . Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

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     On November 4, 2008, an initiative petition will appear on the general election ballot which, if approved by a majority of voters, would reduce the state personal income tax rate to 2.65% for all categories of taxable income for the tax year beginning on or after January 1, 2009, and eliminate the tax for all tax years beginning on or after January 1, 2010.

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     Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

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     Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated

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to the Commonwealth, which is based on net income for Federal taxes, has historically been taxed at 9.5% . The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

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     Recent legislation changed the corporate tax structure and rates and is estimated to increase tax revenues by $285 million in Fiscal Year 2009. This legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state, effective January 1, 2009. This legislation also repealed the differences between Federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for all tax purposes. The new law retains the existing structure for different types of corporations that have different tax rates and apportionment rules. Together with these structural changes, the legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

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     The DOR estimates that these changes, in the aggregate, will increase revenues by approximately $285 million in Fiscal Year 2009, $390 million in Fiscal Year 2010, $269 million in Fiscal Year 2011, $190 million in Fiscal Year 2012 and $163 million in Fiscal Year 2013 and thereafter.

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     Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5% . The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

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     Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. The DOR estimated that the REIT change resulted in a revenue increase of $40-60 million in each of Fiscal Years 2004 and 2005, and will continue to yield approximately the same amount in future fiscal years.

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     Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28% . Domestic companies also pay a 1% tax on gross investment income.

     Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was

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raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimated that this change resulted in additional revenue of approximately $ 155 million in Fiscal Year 2005 and thereafter. On July 1, 2008, the Governor approved legislation raising the tax from $1.51 per pack to $2.51 per pack. The DOR estimates that this change will result in additional revenue of approximately $174 million in Fiscal Year 2009 and $145 million thereafter.

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Federal and Other Non-Tax Revenues.

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     Federal Revenue. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government. In Fiscal Year 2007, Federal reimbursements for budgeted operating activity amounted to $6.168 billion. Federal reimbursements for Fiscal Year 2008 are currently estimated to be $6.421 billion. Federal reimbursements for Fiscal Year 2009 are currently projected to be $6.948 billion. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2008 and 2009, these revenues are estimated to be $2.379 billion and $2.381 billion, respectively.

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     Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission . This accounted for net transfers from the Lottery of $957.5 million, $985.2 million, $1.018 billion, $1.035 billion and $1.103 billion in Fiscal Years 2003 through 2007, respectively, and were estimated by the State Lottery Commission at $1.005 billion in Fiscal Year 2008. For Fiscal Year 2009, the State Lottery Commission is currently projecting net transfers of $1.025 billion, which is estimated to result in $810.9 million of such transfers being available for local aid to cities and towns after paying Lottery administration expenses.

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     Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

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     The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% . The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April 2006, April 2007, and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

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     Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year's budget. The balance accumulated in the Health Care

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Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund, and required the Health Care Security Trust's balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008.

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Tax Revenues—Fiscal Years 2007-2009

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     Fiscal Year 2007. Tax revenue collections for Fiscal Year 2007 were estimated at $19.736 billion, an increase of $1.249 billion (6.8%) over Fiscal Year 2006. The increase was

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attributable in large part to an increase of approximately $500.5 million (6.2%) in withholding collections, an increase of approximately $161.5 million (8.3%) in income tax estimated payments, an increase of approximately $275.6 million (16.3%) in income tax payments with returns and extensions, an increase of approximately $220.1 million (9.8%) in corporate and business collections, an increase of approximately $62.9 million (1.6%) in sales and use tax collections and an increase of $49.5 million (2.8%) in miscellaneous tax collections. The preliminary Fiscal Year 2007 collections exceeded Fiscal Year 2007 tax revenue estimates by $436.3 million .

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     Fiscal Year 2008. Preliminary tax revenue collections for Fiscal Year 2008 totaled $20.881 billion, an increase of $1.144 billion (5.8%) over Fiscal Year 2007. The increase was attributable in large part to an increase of approximately $ 433 million (5.0%) in withholding collections , an increase of approximately $389 million (18.5%) in income tax estimated payments, an increase of approximately $299 million (15.2%) in income tax payments with returns and extensions, an increase of approximately $21 million (0.5%) in sales and use tax collections and an increase of $72 million (2.9%), in corporate and business tax collections. The preliminary collections were $655.6 million above the Fiscal Year 2008 tax estimate of $20.225 billion adjusted for subsequent tax law changes. Approximately $399.5 million in supplemental appropriations were approved for Fiscal Year 2008. Based on historical trends and preliminary estimates of Fiscal Year 2008, the EOAF is anticipating approximately $275.8 million in reversions on account of Fiscal Year 2008 ($116.7 million of which are anticipated to be carried forward into Fiscal Year 2009)

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     Fiscal Year 2009. Preliminary tax revenue collections for the first three months of Fiscal Year 2009, totaled $4.791 billion, an increase of $28.9 million (0.6%) over the same period in Fiscal Year 2008. The year-to-date tax revenue increase is attributable in large part to an increase of approximately $50.4 million (2.4%) in withholding collections, an increase of approximately $4.9 million (0.9%) in income cash estimated payments and an increase of approximately $28.4 million (36.6%) in income payments with returns and bills, which are partially offset by changes in other revenues (net of refunds) and by the decline of $23.9 million (2.2%) in sales and use tax collections. The year-to-date Fiscal Year 2009 collections were $143.2 million below the benchmark estimate for the corresponding period, which was based on the Fiscal Year 2009 estimate of $21.402 billion. However, the DOR received a one-time corporate settlement payment of $80.3 million in July 2008. Without taking that corporate

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settlement into account, year-to-date total collections would have been about $223 million below the benchmark.

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     The Governor announced on October 2, 2008 that he would cut spending and implement a series of cost savings reforms to address the fiscal challenges facing the Commonwealth. This decision was based in large part on the month-end September tax revenue report released by the DOR on October 2, 2008, which indicated that first quarter tax receipts for Fiscal Year 2009 were $143 million below the consensus revenue benchmark.

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     The most recent tax revenue collection information and recent economic indicators suggest that the scope and size of the potential Fiscal Year 2009 revenue shortfall will likely exceed the $400 million previously estimated. Consequently, the Governor has directed the EOAF to revise the tax revenue estimate for Fiscal Year 2009, which he is statutorily required to do on or about October 15, 2008, and he has indicated that he will make corresponding budget cuts and take other steps to offset the anticipated downward revision. The EOAF already has taken a number of steps to plan for a potential revenue shortfall, including working with agencies to identify potential budget cuts and imposing various spending and hiring controls on agencies.

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     On October 2, 2008, the Governor also announced a number of reform initiatives to achieve efficiencies and improved governance over the long term. These reform initiatives include pension reform, agency consolidations and efforts to control health care costs. The Governor also directed the Secretary of Transportation to develop a proposal for the elimination of the Massachusetts Turnpike Authority, with the goal of transferring ownership of and responsibility for its assets and liabilities to other state entities that perform similar functions to achieve efficiencies, more effective management and financial sustainability for our transportation infrastructure. Proposals for each of these initiatives are expected to be filed with the Legislature early in the next legislative session.

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Commonwealth Expenditures

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     Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Year 2008 approximately $5.040 billion, or 18.5% of the Commonwealth's projected budgeted spending, was allocated to direct Local Aid.

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     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth

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has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its Local Aid payments. In Fiscal Year 2009, the Commonwealth will provide approximately $3.95 billion in Local Aid.

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     The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives. In Fiscal Year 2008, cities and towns received $935 million in aid from the State Lottery Fund, resulting in a deficit in the Fund that will require a transfer of $117 million from the General Fund. The Fiscal Year 2009 budget provides for State Lottery Fund distributions of approximately $810.9 million, with an additional $124.2 million to be provided from the General Fund. Additional Assistance totaling $378.5 million was also provided to cities and towns in Fiscal Year 2008. The Fiscal Year 2009 budget also provides for Additional Assistance in the amount of $378.5 million

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     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the "EOHHS"), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children's benefits are 65% Federally reimbursable under the State Children's Health Insurance Program.

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     Nearly 30% of the Commonwealth's budget is devoted to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2003-08 has grown by 8.9% on a compound annual basis , but growth has leveled in the past two fiscal years. The Fiscal Year 2008 budget included $8.25 billion for Medicaid programs and other expenses, a 9.3% increase over Fiscal Year 2007. Current projections indicate that Fiscal Year 2008 expenditures will be approximately $36 million over the original spending authorization. The Fiscal Year 2009 budget includes $8.59 billion for Medicaid programs and administration, a 4.1% increase from the previous fiscal year.

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     On September 30, 2008, the Commonwealth announced that it had reached an agreement in principle with the Federal Centers for Medicare and Medicaid Services ("CMS") to continue through June 30, 2011 certain waivers under which the Commonwealth operates the majority of its Medicaid program as well as other key elements of the Commonwealth's health care reform initiative. The prior approval was set to expire on June 30, 2008, and was extended several times in order to allow the Commonwealth and CMS to complete discussions regarding terms for the next three years.

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     The agreement authorizes Federal reimbursement for approximately $21.2 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, $4.3 billion more in spending than was authorized for Fiscal Years 2006-2008. It also enables the Commonwealth to claim Federal reimbursement for all programs at current eligibility and benefit levels. This increased authority to secure Federal reimbursement and greater flexibility will allow the Commonwealth to meet all of its Federal funding projections for Fiscal Year 2009 and to plan ahead to meet all of its commitments for Fiscal Year 2010 and Fiscal Year 2011.

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     The Commonwealth is currently engaged with CMS on finalizing the documentation associated with this agreement in principle. During this time, the Commonwealth will continue to operate under a short-term extension of the agreement that was originally set to expire on June 30, 2008, and is currently authorized through November 3, 2008. The Commonwealth will evaluate the need for additional short-term extensions as necessary to finalize documentation.

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     Health Insurance Legislation. In April, 2006, new healthcare legislation was enacted mandating all residents 18 years and older to purchase health care insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the Federal

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poverty level (Commonwealth Care) and providing other new low cost options for those above the income cap (Commonwealth Choice). The Fiscal Year 2008 budget included $472 million for the Commonwealth Care program, but enrollment was higher than expected, leading to $153 million in supplemental appropriations being approved on May 30, 2008, leading to a total Fiscal Year 2008 program cost of about $630 million. The Fiscal Year 2009 budget includes $869 million for Commonwealth Care.

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     On October 1, 2008, the Division of Health Care Finance and Policy adopted final regulations revising the "fair share" test, which requires employers with 11 or more full-time equivalent employees ("FTEs") to make a "fair and reasonable" premium contribution to their employees' health insurance or pay a fee to the Commonwealth. Previously, the regulations provided that an employer met the "fair and reasonable" contribution standard if either (i) 25% or more of its FTEs enrolled in the employer's group health plan, or (ii) it offered to contribute at least 33% towards the premium cost for a group health plan for FTEs who worked at least 90 days. The revised regulations, which will take effect January 1, 2009, maintain this test for firms with 50 or fewer FTEs but require larger firms to meet both the employee enrollment and the employer contribution standards. Moreover, under the revised regulations, firms would also be considered to meet the "fair and reasonable contribution" standard if 75% or more of their FTEs enroll in their group health plans. The Commonwealth estimates that approximately 1,100 firms will be liable for the fair share contribution under the new regulations.

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     Health Safety Net Trust Fund. Previously the Uncompensated Care Pool, this program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people.

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     The Division of Health Care Finance and Policy, which oversees the program, is continually monitoring utilization and costs of the Trust Fund as programs such as Commonwealth Care and Choice aim to insure almost every citizen. To date, utilization has decreased 15% between Fiscal Years 2006 and 2007, and costs fell 9% in the same period. In Fiscal Year 2008, projected expenditures for the Trust Fund are $497.6 million. The Fiscal Year 2009 budget authorizes $453 million in payments.

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     Public Assistance. The Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the Federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely Federally funded food stamps program, which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.

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     Total TAFDC expenditures in Fiscal Year 2008 were estimated to have been $287.8 million, or $3.6 million more than Fiscal Year 2007. TAFDC Fiscal Year 2009 expenditures are projected to be $302.7 million. Fiscal Year 2008 expenditures for the EAEDC program were estimated to total $72.2 million, an increase from Fiscal Year 2007 spending of $67.3 million. Total Fiscal Year 2009 EAEDC expenditures are projected to be $72.5 million. In Fiscal Year 2008, the Commonwealth's supplemental SSI spending was estimated to have been $212.2 million, $6.8 million greater than expenditures in Fiscal Year 2007. Fiscal Year 2009 SSI expenditures are projected to be $219.3 million.

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     Federal welfare reform legislation that was enacted on August 22, 1996 eliminated the Federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The block grant for the Commonwealth was established at $459.4 million annually for Federal fiscal years 1997 through 2006. The Commonwealth must meet Federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, Federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain Federal work requirements.

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     Under Federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in Federal fiscal year 2007. Through Fiscal Year 2007, Massachusetts has been eligible under the Federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet Federal requirements for state maintenance of effort spending. The Commonwealth is awaiting approval of the Fiscal Year 2007 caseload reduction credit methodology. In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program. Working families enrolled in this new program can be counted towards the workforce participation rate and allow the Commonwealth to avoid losses in Federal revenue in Fiscal Year 2008, while providing the working poor with a meaningful food assistance benefit.

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     Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. For Fiscal Years 2008 and 2009, the Office of Health Services is estimated to spend $1.236 billion and $1.293 billion, respectively. The Department of Public Health's Fiscal Years 2008 and 2009 projected spending was an estimated $551.1 million and $589.7 million, respectively. Department of Mental Health spending is estimated to be $670.5 million and $685.4 in Fiscal Years 2008 and 2009, respectively. Division of Health Care Finance and Policy spending is estimated to be $14.5 million and $17.5 million in Fiscal Years 2008 and 2009, respectively.

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     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state

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. Employees of certain independent authorities and agencies, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems . However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

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     The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation , which rates vary depending on when the employee was hired.

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     Early Retirement Incentive Program. As a means of reducing payroll costs, in Fiscal Years 2002 -03, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 and 2003 ERIP programs totaled approximately 4,600 and 3,048, respectively. The legislation authorizing each ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file an annual report on the additional actuarial liabilities due to each ERIP. On August 24, 2007, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2007. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $ 13.349 billion. This liability was composed of unfunded actuarial accrued liabilities of approximately $3.226 billion for the State Employees' Retirement System, $8.5 billion for the Massachusetts Teachers' Retirement System, $1.221 billion for Boston Teachers and $402 million for cost-of-

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living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2007 to be approximately $53.761 billion (comprised of $21.671 billion for state employees, $29.321 billion for state teachers, $2.368 billion for Boston Teachers and $402 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $40.412 billion based on a five-year average valuation method, which equaled 88.6% of the January 1, 2007 total asset market value.

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     Other Post-Employment Benefits. In addition to supplying pension benefits the Commonwealth is required to provide specific health care and life insurance benefits for retired employees of certain governmental agencies. All employees of the Commonwealth can potentially become eligible for such benefits if they reach the age of retirement while working in the Commonwealth. Eligible individuals must contribute a particular percentage of the costs of the health care benefits, while participating eligible authorities must reimburse the Commonwealth for the cost of providing these benefits. The Commonwealth recognizes its share of the costs of providing these benefits when paid, on a "pay-as-you-go" basis.

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     On September 10, 2008, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2008. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $12.105 billion, including approximately $2.420 billion for the State Employees' Retirement System, $8.072 billion for the Massachusetts Teachers' Retirement System, $1.237 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems. Total assets were valued at approximately $44.532 billion based on a five-year average valuation method, which equaled 90.4% of the January 1, 2008 total asset market value.

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     Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution. Fiscal Year 2008 and Fiscal Year 2009 spending on higher education is projected at $ 1.079 billion and $1.085 billion, respectively.

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     Other Program Expenditures. The remaining expenditures on other programs and services for state government amounted to an estimated $2.236 billion in Fiscal Year 2008 and are projected to be $2.312 billion in Fiscal Year 2009, including the judiciary ($823 million in Fiscal Year 2008), district attorneys ($102.1 million in Fiscal Year 2008), the Attorney General ($41.2 million in Fiscal Year 2008), the EOAF ($

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413.9 million in Fiscal Year 2008), the Executive Office of Transportation and Public Works ($243.3 million in Fiscal Year 2008), the Executive Office for Housing and Economic Development ($249 million in Fiscal Year 2008), the Executive Office of Labor and Workforce Development ($69.7 million in Fiscal Year 2008) and various other programs ($293.8 million in Fiscal Year 2008).

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Capital Spending

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     The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. On July 31, 2007, the Governor announced that the annual administrative limit on the amount of bond-funded capital expenditures (known as the "bond cap ") was $1.5 billion for Fiscal Year 2008, plus $55.7 million of unexpended bond proceeds expected to be carried forward from Fiscal Year 2007. Under this new policy, the Commonwealth will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. The budgeted revenue projection for Fiscal Year 2008 was the amount used in the Governor's Fiscal Year 2008 proposed budget . For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2012. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

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     In April 2007, the Governor announced his plan to proceed with the South Coast Rail Project, which is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through Fiscal Year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth.

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     On August 6, 2007, the Governor released a five-year capital investment plan for Fiscal Years 2008-12. This plan, totaling an estimated $12 billion over five years, increases the

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Commonwealth's direct capital investment in several priority areas, including higher education, economic development, housing, transportation infrastructure, energy and environmental affairs, and community investments. The Governor's plan included a 186% increase in state capital spending for higher education, dedicating $125 million to the state's public colleges and universities in Fiscal Year 2008. The plan also dedicated $1.12 billion to transportation projects and programs in Fiscal Year 2008, a 25% increase over projected Fiscal Year 2007 spending.

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     On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill which includes $500 million for the preservation and improvement of the Commonwealth's 50,000 units of state-owned public housing.

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     On June 16, 2008, the Governor approved legislation that authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the Commonwealth to support research and development of new projects in the life sciences industry. The legislation also contemplates the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

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     On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The legislation includes authorizations for new buildings, renovation projects and capital improvements at each of the Commonwealth's public higher education campuses.

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     On November 29, 2007, the Governor filed a three-year, $2.9 billion transportation bond bill designed to leverage additional Federal funds for a total investment of $4.8 billion. In December 2007, the Federal Highway Administration and the Federal Transit Administration notified the Commonwealth that they would not approve the statewide transportation improvement plan and subsequent Federal reimbursements of future transportation projects until the Commonwealth could demonstrate that adequate bond authorizations were available. The Legislature split the Governor's bill into two parts, and on April 17, 2008, the Governor approved a partial version of the bill, authorizing $1.6 billion for transportation improvements and leveraging $1.9 billion in Federal reimbursements. Also included in this legislation were $150 million for grants to cities and towns for local roads and bridges in Fiscal Year 2009 and $700 million for certain mass transit improvements required as part of the state implementation plan. On August 8, 2008, the Governor approved a second transportation bond bill authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

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     On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. This legislation includes funding for land protection and acquisition and funding to enhance state parks and rebuild related infrastructure. On August 11, 2008, the Governor approved a $3.3 billion general government bond bill making targeted investments in public safety, city and town facilities, state buildings, and information technology systems.

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     On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program. The program is expected to finance over 250 bridge projects over the next eight years with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future Federal funds. By accelerating the investment in bridges, the Commonwealth expects to realize hundreds of millions of dollars of savings from avoided inflation and deferred maintenance costs. The additional borrowing for the program will be in addition to the bond cap amounts to fund the regular capital program but will be taken into account under the state's existing debt policy to ensure that annual debt service is maintained at a level which will not exceed 8% of budgeted revenues.

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     Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. Substantial completion of the CA/T Project occurred on January 13, 2006, and final completion of the surface roadways was expected to occur by the end of calendar year 2006. The remaining work is scheduled to be completed in 2008.

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     A revised CA/T Project cash flow projection was developed to provide for several factors, including the following: (i) project spending during Fiscal Year 2006 falling below the previously stated budget amounts; (ii) the Massachusetts Turnpike Authority (the "MTA") transferring most of the remaining financial contribution to the project; (iii) the capacity of authorized sources for financially supporting the remaining funding shortfalls; and (iv) the Commonwealth making funds available to the CA/T Project to bridge the ultimate receipt of Federal Funds with the expectation of continuing to do so in Fiscal Year 2007. Following the approval on May 15, 2007 by the members of the MTA of the Commonwealth's proposal, relating to the $210 million funding shortfall for the CA/T Project, the MTA and the Commonwealth entered into an agreement to implement such proposal. On June 29, 2007, the Governor filed legislation to implement the provisions of the agreement. Such legislation is currently pending in the Legislature. On May 23, 2007, the MTA filed a finance plan update with the Federal Highway Administration . Federal review of the finance plan update is near completion. The Commonwealth currently anticipates receiving $133 million in withheld funds upon Federal approval of the update.

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     Recent Settlements. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. ("Bechtel/Parsons Brinckerhoff"), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling and defects in the slurry walls of the Tip O'Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth will recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T Project. In total, the United States and the Commonwealth will recover $500.7 million, including interest from all of these settlements. The Commonwealth has received $413.8 million to date, including interest, of which $17 million has been deposited in the StatewideRoad and Bridge and CA/T Infrastructure Fund. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

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     On June 4, 2007, the Commonwealth received final payment of a $58.5 million settlement with American International Group ("AIG") for reimbursement of delayed credits to the owner-controlled insurance program for the CA/T Project and accrued interest on such delayed credits. The Federal government recently determined that the portion of the principal reimbursement allocable to overpayments made by the Federal government which must be credited back to the Federal government would be re-obligated to the CA/T Project, resulting in no net impact on the Federal funding commitment. The Federal government has indicated, however, that it will reduce future Federal contributions to the project by $29 million, representing the portion of the settlement allocable to the Federal share of accrued interest on the delayed credits. Of the $58.5 million of settlement proceeds received by the Commonwealth, $23.7 million has been transferred to pay remaining costs of the CA/T Project (thereby offsetting most of the impact of the $29 million reduction), and the balance has been expended by the Commonwealth for general purposes.

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     One issue still under Federal review is that the finance plan is based on an assumption that the remaining deductible liability payable to AIG from the owner-controlled insurance program trust for construction-related CA/T Project claims will be sold and that there is insufficient evidence of AIG's willingness to grant the required approval for the sale of such liability. The Commonwealth and MTA are engaged in negotiations with AIG to obtain AIG's approval of the sale or of another option for liquidating excess amounts on deposit in the insurance trust to satisfy cash flow needs identified in the updated finance plan. The

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Commonwealth and the MTA anticipate obtaining a commitment from AIG to grant the desired approval. In the event AIG does not grant the desired approval, the MTA or the Commonwealth would need to temporarily fund approximately $30 million of CA/T Project costs to complete the project, but it is expected that this amount would be reimbursed over time as final claims are paid from the insurance trust and excess amounts in the trust are released.

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     SEC Inquiry. In late August and early September 2006, the Securities and Exchange Commission ("SEC") sent letters to certain departments and instrumentalities of the Commonwealth requesting voluntary provision of documents and information regarding safety reviews of the CA/T project during the period January 1, 2004 to the present and related disclosures. On January 8, 2008, the SEC notified the Commonwealth that the SEC did not intend to pursue any enforcement action, thus closing the inquiry.

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     Massachusetts Bay Transportation Authority. Beginning in Fiscal Year 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts . After a five-year phase-in of reduced assessments , the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

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     Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued

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prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2008, the MBTA had approximately $ 955.3 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $166 million to $156 million through Fiscal Year 2013 and declining thereafter.

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Commonwealth Indebtedness

     General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

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     General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of July 2, 2008, the Commonwealth had approximately $15.9 billion in issued and outstanding general obligation debt.

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     The Commonwealth issued $1.5 billion in general obligation bonds to support capital spending in Fiscal Year 2008. These funds were the result of two bond issues. In May 2007, the Commonwealth borrowed $228 million, and in August 2007, the Commonwealth borrowed an additional $1.3 billion and invested $1.2 billion of the proceeds in guaranteed investment contracts. As of July 31, 2008, approximately $238 million of bond proceeds remain in these guaranteed investment contracts.

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     In terms of long-term borrowing, the Commonwealth expects to issue up to $1.8 billion in bonds in Fiscal Year 2009 to fund capital projects, including $1.625 billion for planned capital expenditures and up to $175 million for the structurally deficient bridge program. On September 11, 2008, the Commonwealth issued fixed-rate general obligation bonds in the aggregate principal amount of $652.79 million to refund certain auction-rate bonds (outstanding in the aggregate principal amount of $163.65 million) and to finance capital expenditures expected to occur in Fiscal Year 2009. Unexpended bond proceeds from Fiscal Year 2008 were expected to be sufficient to cover planned capital expenditures being carried forward.

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     Notes. The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds.

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Through its commercial paper program , the Commonwealth borrowed $200 million in October 2007, $300 million in November 2007 and an additional $500 million in December 2007. Due to additional liquidity needs, the Commonwealth sold RANs for $400 million on December 21, 2007 that were repaid on March 21, 2007, and sold another $400 million in RANs on March 28, 2008 that were repaid on April 25, 2008. All short-term cash flow borrowings, including both commercial paper and RANs, were repaid by the end of Fiscal Year 2007.

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     Synthetic Fixed Rate Bonds. Of the variable-rate debt outstanding (approximately $4 billion as of July 2, 2008), the interest rates on $3 billion have been synthetically fixed by means of floating-to-fixed interest rate exchange ("swap") agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable -rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date shall constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable -rate bondholders. The intended effect of the agreements is essentially to fix the Commonwealth's interest rate obligations with respect to its variable-rate bonds. As of July 2, 2008, all of the Commonwealth's interest rate swaps were floating-to-fixed rate agreements. The remaining variable-rate debt of $1 billion is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

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     Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. Variable Rate Demand Bonds ("VRDBs") are long-term bonds whose interest rates reset daily or weekly. Because these bonds offer bondholders a "put" or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. As of July 2, 2008, the Commonwealth had outstanding approximately $ 2.4 billion of outstanding VRDBs.

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     The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are reset at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put feature and therefore do not require a supporting credit facility. As of July 2, 2008, the Commonwealth had outstanding $551.9 million of auction rate securities outstanding. Beginning in February 2008, several auctions of the Commonwealth's auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. Four of the Commonwealth's six series of auction-rate bonds have experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions have failed ($400 million outstanding), the failure rate is based on a multiple of a specified commercial paper index, with a maximum rate of 12%. The failed and undersubscribed auctions have resulted in higher interest costs, but these costs have remained within budgeted amounts and well below the maximum rate. The Commonwealth expects to issue bonds in September 2008 to refund some or all of its auction rate securities and replace them with fixed-rate bonds.

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     As of July 2, 2008, the Commonwealth had outstanding approximately $83 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5% .

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Special Obligation Debt.

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     Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of July 2, 2008, the Commonwealth had outstanding $619.6 million of such special obligation bonds, including $610.1 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

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     On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds.

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     Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester,

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sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of July 2, 2008.

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     Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

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     On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund. As of July 2, 2008, $1.53 billion of such notes remained outstanding.

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     On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future Federal funds. Any such notes will not be secured by a contingent pledge of motor fuels excises. The Commonwealth intends to begin to amortize the principal of any such notes in Fiscal Year 2016, after the Federal grant anticipation notes for the CA/T Project have been paid in full.

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Litigation

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

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     Ricci v. Patrick. Challenges by residents of five state schools for the mentally handicapped resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts . On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

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     On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the "DMR") was not in compliance with the 1993 final order, mostly relating to the Commonwealth's plan to close certain intermediate care facilities, including the Fernald Developmental Center (the "FDC"). Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR filed a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. The court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs' access to certain records.

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     On March 6, 2007, the United States Attorney issued a report, in which they did not find any violations by the DMR of Federal or state law, but nonetheless recommended that the FDC remain open to serve any residents who wish to remain there. In August 2007, the court reopened the case, restored it to the active docket and ordered the DMR to continue to offer FDC as a residential placement option for its residents. The DMR appealed that order. On October 1, 2008, the appellate court reversed the trial court's order requiring the Commonwealth to keep open an expensive and outmoded institution for the care of mentally retarded citizens, and directed entry of judgment dismissing with prejudice the claims the plaintiffs had brought in this action.

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     Hutchinson et al v. Patrick et al. This class action seeks declaratory and injunctive relief on behalf of two organizations and five individuals with brain injuries who are residents of various nursing facilities. The plaintiffs claim that they, and a class of 2,000-4,000 brain-injured individuals are entitled to, among other things, placement in community settings under various Federal statutes. The original complaint was filed on May 17, 2007, and amended on June 18, 2007. The defendants filed an answer on July 16, 2007. The trial court certified the class action. The potential fiscal impact of an adverse decision is unknown, but could be hundreds of millions

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of dollars annually. The parties reached settlement and a settlement agreement was signed on May 30, 2008. At a hearing on July 25, 2008, the court approved the settlement. The court entered an order on September 19, 2008, approving the final comprehensive settlement agreement and retaining jurisdiction over the case pending compliance with the terms of the settlement agreement.

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     Rosie D. et al v. The Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed-upon plan. The parties were in negotiations and were due back before the Court in September 2006 to report on their progress. On July 16, 2007, the court entered judgment in accordance with a proposed remedial plan. The Commonwealth did not appeal from that judgment and has begun implementation of the plan, which should be fully implemented by June 30, 2009. The cost of implementation is likely to exceed $20 million. The plaintiffs' counsel has requested attorneys' fees in the amount of approximately $7 million, and the Commonwealth is considering that request.

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     Rolland v. Patrick. This is a class action by mentally handicapped nursing home patients seeking community placements and services that resulted in a settlement agreement. In July 2001, the trial court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of "active treatment" to class members. The appellate court affirmed the trial court's order in January 2003. In April 2007, the trial court found that the Commonwealth has not yet ensured that all class members receive active treatment and appointed a court monitor. The parties have now reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide "active treatment" to that individual. After a hearing on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it in a written decision issued June 16, 2008. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

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     Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's

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administration of the program fails to comply with Federal Medicaid law. On February 8, 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

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     Disability Law Center, Inc. v. Massachusetts Department of Correction et al. The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the United States Constitution and other Federal statutes. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit as an alternative to segregation. DLC has proposed a broad definition of "mental illness," which, if adopted, would cover a large percentage of DOC's segregation population. DLC has received the medical and mental health records of numerous inmates. The parties have been engaged in settlement discussions, and the next status report to the court is due on October 31, 2008. While DLC requests only injunctive relief, estimated increased program costs could amount to over $25 million in the event of an adverse outcome.

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     Harper et al. v. Massachusetts Department of Transitional Assistance. Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance. Plaintiffs allege that the Department's practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department's policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and the parties will soon engage in class certification practice and commence discovery. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars.

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Medicaid Audits and Regulatory Reviews.

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     In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services ("CMS") issued a notice of disallowance of over $86 million in Federal Financial Participation ("FFP"), citing the final findings of an audit conducted by the Office of the Inspector General of the U. S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The

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Commonwealth is appealing the CMS disallowance. Briefing in the appeal was completed on July 28, 2008.

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     In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). CMS asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Uncompensated Care Pool might violate Federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought Federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool (now, the Health Safety Net Trust Fund). The Commonwealth believes that the assessments are within the Federal law pertaining to health care-related taxes. If the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the Federal government could seek retroactive repayment of Medicaid reimbursements. The Commonwealth has collected an estimated $4.496 billion in acute hospital assessments since 1990 and an estimated $1.397 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. New Federal regulations on health care-related taxes are, in large part, subject to a moratorium on implementation through April 1, 2009.

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     In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the Federal share of the portion of MassHealth supplemental payments to various hospitals attributable to dates of service on or before Fiscal Year 2003. CMS released $16.4 million in FFP and is holding $27 million in FFP pending resolution of certain other audits. EOHHS returned $9 million in FFP based on its own update of projected payment limits.

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     In re: Deferral of 2007 MassHealth acute hospital supplemental payments. In October and December 2007, CMS deferred payment of claims for FFP totaling approximately $51 million. This amount represents the Federal share of the portion of Fiscal Year 2007 MassHealth Safety Net Care supplemental payments that exceed the hospitals' costs, but are below their charges. MassHealth submitted its response to CMS on February 7, 2008.

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     In re: Audit by the U. S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The Office of Inspector General ("OIG") is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. The OIG is now reconsidering its findings.

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Environmental Matters.

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     Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for

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developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, would be approximately $ 3.5 billion. The MWRA anticipates spending approximately $686 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

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     Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The Commonwealth has reimbursed the College approximately $1 million from an escrow account, after the Department of Environmental Protection determined that the clean up had been properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

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     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the site.

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     The Arborway Committee v. Executive Office of Transportation et al. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth has moved for summary judgment on statute of limitations grounds and the plaintiff's opposition memorandum to that motion is due on October 31, 2008. Discovery is proceeding simultaneously with the motion for summary judgment.

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     Taxes and Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail, including TJX Companies v. Commissioner of Revenue,

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MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Philip DeMoranville and others v. Commonwealth of Massachusetts, and Fleet Funding, Inc. and Fleet Funding II, Inc. v. Commissioner of Revenue.. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

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Other Litigation.

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     Historical Nipmuc Tribe v. Commonwealth of Massachusetts. . The Historical Nipmuc Tribe seeks the return of "State Parks and other unsettled Lands" in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth's use of this property. This case is currently stayed pending plaintiff's efforts to retain counsel.

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     Shwachman v. Commonwealth. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. The property owner suggests that his estimated damages are in excess of $30 million. In addition to the owner's opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser's opinion that the damages equal approximately $18 million. Suit was filed May 17, 2004, and discovery is ongoing. Trial will likely occur in 2009.

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     Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution with various courts and administrative panels.

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     Goldberg v. Commonwealth. The plaintiff alleges eminent-domain type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the CA/T Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the four billboards and values the loss of these property rights at approximately $20 million. There is a trial date scheduled for late 2008.

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     In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

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RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

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Economic Trends

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     U.S. Economy. The nation's economic troubles are severe and widespread. Equity markets have entered so-called "bear market" territory, having fallen by about 20% from their October 2007 peak. Write-downs at major U.S. financial firms have now exceeded $225 billion, with more expected in the third quarter of calendar year 2008. Commodity prices have surged, creating inflationary pressures. The twin mortgage giants, Fannie Mae and Freddie Mac, which were to play a critical role in restoring liquidity to the housing market, have themselves faltered badly. The financial market crisis has lasted longer than originally expected. Consequently, tight credit market conditions will continue to be a drag on economic growth for a prolonged period. In a related development, with housing starts still deteriorating and home foreclosures still rising, the housing market contraction is now expected to last well into 2009. In addition, this weakness has spread to the commercial real estate market, threatening the health of smaller regional banks and putting further pressure on credit markets. Real U.S. GDP growth is estimated to be 1.6% for 2008, while growth of only 1.4% is currently projected for 2009.

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     Commodity prices have climbed even higher than expected in the 2008-09 Budget forecast. Although oil prices have been volatile, they remain persistently close to historic high levels. Consequently, the Division of the Budget("DOB") has revised projected inflation, as measured by growth in the CPI to 4.3% for 2008, followed by 3.3% for 2009. Persistently high prices also threaten to raise inflation expectations, increasing the likelihood that the Federal Reserve Board ("FRB") will raise interest rates sooner rather than later. DOB now expects the FRB to increase its short-term interest rate target by early 2009.

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     The most recent international data suggests more of a global slowdown than previously anticipated. Slower growth in the nation's trading partners implies less demand for U.S. goods and services abroad, despite the weak value of the dollar. As a result, projected growth in real U.S. exports has been revised down for both 2008 and 2009. The weakening of this critical growth engine, along with the developments described above, is expected to result in a weaker labor market than reflected in the Enacted Budget forecast.

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     There is considerable risk to DOB's outlook for the national economy. As the impact of the stimulus from the Federal rebate program recedes, real consumer spending could be even weaker than anticipated. The housing market contraction could become more severe and last longer than expected due to tight credit markets and rising foreclosures. In addition, high food and energy prices could reduce real spending growth even further. Weak equity markets, along with falling home prices, could also reduce spending growth by more than expected through a reverse wealth effect. Greater job losses would also reduce spending growth. Finally, a weak global economy could also depress economic growth by more than projected.

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     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

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     DOB expects the widespread turmoil in the national economy to have an adverse impact on the State economy, which has a significant concentration of firms directly affected by recent events. Profitability and employment in the financial services sector has been weakened by the turmoil in markets. Finance and insurance sector bonuses are now projected to fall 20.5% in Fiscal Year 2008-09, and capital gains by nearly 25%. Weaker growth in employment, capital gains, and bonuses, in turn, is expected to produce slower income growth. Growth in State wages has been revised down from 2.7% to 2.0% in 2008 and from 2.4% to 1.5% in 2009. State employment is expected to remain flat in 2009, with private sector jobs now projected to fall 0.1% following an estimated growth of just 0.2% for both total and private employment in calendar year 2008. Growth in personal income has been revised down to 1.1% in 2009

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     All of the risks to the forecast for the national economy apply to the State forecast as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. If the current financial market crisis is sufficiently prolonged, the impact on State wages and employment could be even more severe. Should the FRB revert to a tight monetary policy earlier than anticipated, the negative impact would disproportionately affect New York due to the impact on the finance industry. The national economic slowdown is also affecting New York City's commercial real estate market. Vacancy rates are starting to rise, which could lead to a further weakening of the City's commercial real estate market and a more severe contraction in the State's construction industry in 2009.

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     The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

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     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for Fiscal Year 2008-09 or thereafter. Thus far, three more deficit-financing authorizations have been granted by the Legislature in 2008.

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     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

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     Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's annual financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control and there can be no assurance that actual results will not differ materially and adversely from the current forecast. The most significant short-term risks include: (i) further underperformance of the national and State economies; (ii) potential costs of collective bargaining agreements with certain unions; (iii) potential Federal disallowances related to certain Medicaid claims; (iv) potential Federal rule changes concerning Medicaid payments; and (v) litigation against the State, including certain challenges to the State's tax authority under the State constitution.

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     Labor Settlements. Since the 2008-09 Budget, the State has reached new labor contracts with unions representing employees of the Unified Court System and City University of New York ("CUNY"). In Fiscal Year 2008-09, the General Fund costs of these new labor agreements are financed in their entirety through the use of existing reserves set aside for this purpose. This leaves $189 million in reserve for the remaining unsettled unions. If such unions were to agree to comparable terms as the settled unions, it would result in a current-year cost of approximately $190 million.

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     Status of Auction Markets for Municipal Bonds; Variable Rate Debt. In recent months, a significant number of auction rate municipal bonds have failed to attract buyers, including certain bonds backed by the State, resulting in "failed auctions" and a resetting of the periodic rates to rates in excess of that which would otherwise prevail in the short-term market. The auction failures have affected municipal issuers throughout the nation. Failed auctions generally do not reflect the credit strength of individual issuers, but reflect concerns relating to bond insurers that have insured these auction rate bonds as well as changes in the operation of the auction rate market itself. As an outcome of these failed auctions, governmental issuers are experiencing significantly higher service costs on auction rate bonds and bondholders are experience significantly less liquidity than has been anticipated. The likely duration of the disruption in the auction rate securities market cannot be predicted at this time.

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     The disruption has not had a material effect on State debt service costs. The State is reducing substantially its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to ratings downgrades. DOB expected the adjustments to the State's portfolio will be completed by the end of the first quarter of the current fiscal year.

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State Finances

     The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

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     Recent Trends. Since DOB finalized its budget forecast in January 2008, the national economic situation has continued to deteriorate and the risk of a recession has increased. In comparison to the 2008-09 Budget, DOB has significantly lowered its tax receipts projections as a result of the worsening economic outlook and the anticipated impact on State tax collections. In light of market uncertainties, DOB has also lowered the amount of resources from health insurance conversions that it expects to be available to finance State health care spending, thereby creating a potential funding gap in the Health Care Reform Act ("HCRA") fund starting in Fiscal Year 2009-10.

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     DOB now projects a potential General Fund gap of approximately $630 million in Fiscal Year 2008-09 and larger combined gaps for the General Fund and HCRA fund in Fiscal Year 2009-10 and thereafter compared to prior estimates. To address the current year gap and help reduce the gaps in future years, DOB is developing a Fiscal Management Plan ("FMP"). The FMP is anticipated to produce sufficient savings to close the General Fund budget gap in Fiscal Year 2008-09 without the use of existing reserves, and yield $500 million in savings on a recurring basis. After accounting for the impact of the FMP savings, DOB projects combined General Fund and HCRA fund budget gaps of $6.4 billion in Fiscal Year 2009-10, $9.3 billion in Fiscal Year 2010-11, and $10.5 billion in Fiscal Year 2011-12. These projected out-year gaps are greater than those projected in recent years.

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     The FMP is expected to include reductions in State agency operations in the range of 7% from current estimates, which is in addition to the 3.35% reduction previously announced with the 2008-09 Budget. It also will include a statewide hiring freeze, cancellation of all non-essential purchases and expanded central controls on all discretionary resource allocation decisions. It is expected that certain measures in the FMP, such as the transfer of excess balances from other funds made available through cost-savings measures, will require legislative approval. DOB was scheduled to issues detailed FMP instructions to State agencies in August 2008.

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Prior Fiscal Year Results

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     Fiscal Year 2005-06 Results. DOB reported a Fiscal Year 2005-06 General Fund surplus of $2 billion. Total receipts, including transfers from other funds, were $47.2 billion, an increase of $3.3 billion over the prior fiscal year. Disbursements, including transfers to other funds, totaled $46.5 billion, an increase of $2.9 billion from Fiscal Year 2004-05. The General Fund ended Fiscal Year 2005-06 with a balance of $3.3 billion, which included dedicated balances of $944 million in the State's "rainy day" fund, $21 million in the Contingency Reserve Fund and $251 million in the Community Projects Fund. The closing balance also included $2 billion in a spending stabilization reserve. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million, due primarily to the loss of various one-time receipts. The main sources of annual spending increases were Medicaid, school aid and fringe benefits.

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     The State ended Fiscal Year 2005-06 with a State Funds cash balance of $6.8 billion. In addition to the $3.3 billion General Fund balance, the State's special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $221 million. State Funds receipts totaled $71.7 billion for Fiscal Year 2005-06, an increase of $7.4 billion from the prior fiscal year. The annual growth in General Fund receipts combined with growth in other State taxes and miscellaneous receipts accounted for the change. State Funds disbursements totaled $69.7 billion in Fiscal Year 2005-06, an increase of $5.8 billion from Fiscal Year 2004-05.

     The State ended Fiscal Year 2005-06 with an All Funds cash balance of $7.1 billion. In addition to the $6.8 billion State Funds balance described above, the Federal Funds had a closing balance of $249 million. All Funds receipts totaled $107 billion, an increase of $6.3 million over Fiscal Year 2004-05. Strong growth in tax collections and moderate growth in miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for Fiscal Year 2005-06 totaled $104.3 billion, an increase of $3.7 billion over the prior fiscal year.

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     Fiscal Year 2006-07 Results. DOB reported a General Fund surplus of $1.5 billion for Fiscal Year 2006-07. Results for Fiscal Year 2006-07 were $1.5 billion higher than the 2006-07 Budget as a result of revenue revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion, and disbursements, including transfers to other funds, totaled $51.6 billion. The General Fund ended Fiscal Year 2006-07 with a balance of $3 billion. The General Fund ended the 2006-07 fiscal year with a balance of $3 billion, including $1.7 billion in general revenues. General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in Fiscal Year 2006-07, an increase of $4.2 billion from Fiscal Year 2005-06. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million. General Fund spending, including transfers to other funds, totaled $51.6 billion in Fiscal Year 2006-07, an increase of $5.1 billion from Fiscal Year 2005-06.

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     The State ended Fiscal Year 2006-07 with a State Funds cash balance of $6.9 billion. In addition to the $3 billion General Fund balance, the State's special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million . State Funds receipts totaled $72.6 billion in Fiscal Year 2006-07, an increase of $4.5 billion from Fiscal Year 2005-06. Actual State Funds disbursements totaled $73.5 billion in Fiscal Year 2006-07, an increase of $7.2 billion from Fiscal Year 2005-06.

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     The State ended Fiscal Year 2006-07 with an All Funds cash balance of $6.8 billion. In addition to the $6.9 billion State Funds balance, the Federal Funds had a closing balance of $336 million, offset by a negative balance in the Federal capital projects funds of $432 million. All Funds receipts for Fiscal Year 2006-07 totaled $112.4 billion, an increase of $5.4 billion over Fiscal Year 2005-06. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over Fiscal Year 2005-06.

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     Fiscal Year 2007-08 Results (Unaudited). The State ended Fiscal Year 2007-08 in balance. State revenues were $585 million lower than initial projections, while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The General Fund ended Fiscal Year 2007-08 with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the Rainy Day Reserve. General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in Fiscal Year 2007-08, an increase of $1.7 billion from Fiscal Year 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. General Fund spending totaled $53.4 billion in Fiscal Year 2007-08, an increase of $1.8 billion from Fiscal Year 2006-07.

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     State Operating Funds receipts totaled $75.6 billion in Fiscal Year 2006-07, an increase of $3 billion from Fiscal Year 2006-07 results. Actual State Operating Funds disbursements totaled $77 billion in Fiscal Year 2007-08, an increase of $3.5 billion from Fiscal Year 2006-07. The State ended Fiscal Year 2007-08 with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State's special revenue funds have a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million.

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     The State ended Fiscal Year 2007-08 with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. All Funds receipts for Fiscal Year 2007-08 totaled $115.4 billion, an increase of $3 billion over Fiscal Year 2006-07 results. All Funds disbursements for Fiscal Year 2007-08 totaled $116.1 billion, an increase of $3.3 billion over Fiscal Year 2006-07 results.

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2008-09 Enacted Budget Financial Plan

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     The Legislature completed action on the Fiscal Year 2008-09 budget (the "2008-09 Budget") on April 9, 2008, nine days after the start of the State's fiscal year (interim appropriations were enacted to meet contractual and other obligations until final enactment of the 2008-09 Budget). Governor Paterson did not veto any legislative additions. Consistent with past practice, the Legislature enacted all debt service appropriations without amendment before the start of the fiscal year.

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     DOB initially projected that the 2008-09 Budget is balanced in the General Fund on a cash basis, as required by law. The 2008-09 Budget was projected to close a current-services gap estimated at $5.2 billion, and fund $873 million in new initiatives. General Fund receipts,

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including transfers from other funds, were projected to total $55.6 billion. General Fund disbursements, including transfers to other funds, were estimated at $56.4 billion. The State expected to use $723 million in designated reserves in Fiscal Year 2008-09, most of which will be used to finance the cost of labor settlements with State employee unions that have ratified their contracts.

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     The 2008-09 Budget, at the time of enactment, projected State Operating Funds spending of $80.9 billion, an increase of 5% over Fiscal Year 2007-08 results. This growth is for local aid to public schools, Medicaid costs, support for transportation, local government programs and debt service. At Governor Patterson's direction, DOB identified $778 million in across-the-board reductions in State Operating Funds. The General Fund savings from the reductions total $485 million, which consist of $322 million in State Operations and $163 million in local assistance payments. All Funds spending, which comprises the General Fund, Special Revenue Funds, Capital Project Funds and Debt Service Funds, was estimated at $121.6 billion in Fiscal Year 2008-09, an increase of $5.6 billion from Fiscal Year 2007-08.

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     The 2008-09 Budget raised the tax on cigarettes by $1.25 per pack, effective June 3, 2008, bringing the total State tax to $2.75 per pack. The additional revenues generated by the tax increase, estimated at $265 million in Fiscal Year 2008-09, are to be deposited into the HCRA Fund and help finance health care costs, including Medicaid.

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     The 2008-09 Budget also provided for a slower phase-in of the basic middle-class School Tax Relief ("STAR") rebate and related New York City income tax payments; a reduction in the STAR credit for New York City resident personal income taxpayers with incomes above $250,000; a change in the adjustment that limits annual reductions in the STAR exemption amount due to increased property values, from 5% to 10% in Fiscal Year 2008-09 and 11% in Fiscal Year 2009-10 and thereafter; and authorization for the State to offset middle-class STAR rebates owed to individuals who are delinquent on their taxes, child support, or other legal debt obligations. After these actions, the State will finance $4.7 billion in total property tax relief in Fiscal Year 2008-09 (nearly $5 billion on a commitment basis), growing to $6.2 billion over the next few years.

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     The 2008-09 Budget included $1.3 billion in General Fund revenue actions, including: (i) restructuring and streamlining the fees on limited liability companies and the minimum taxes on corporations so that they are based on New York income; (ii) subjecting credit card companies with a qualifying number of customers or receipts in New York State to the bank tax; (iii) amending the 2007 legislation that was intended to fully close the Real Estate Investment Trust/Regulated Investment Company (REIT/RIC) loophole; (iv) temporarily raising the tax limitation amount in the capital base tax for non-manufacturing companies from $1 million to $10 million for three years beginning in the 2008 tax year and reducing the tax rate from 0.178% to 0.15% starting with the 2008 tax year; and (v) decoupling the State from the Federal Qualified Production Activity Income (QPAI) deduction (currently a 6% deduction of qualifying income).

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     The State typically uses some non-recurring resources each year to support operations. Over the past five years, the State's budget has included estimated non-recurring resources, including reserves, of $259 million in Fiscal Year 2006-07 and $1.4 billion in Fiscal Year 2007-08. DOB estimated that the 2008-09 Budget includes approximately $1.4 billion in non-

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recurring resources to help balance the General Fund and $620 million in reserves to finance ratified labor settlements. The latter is money the State set aside in prior years with the explicit purpose of financing the current round of labor settlement costs.

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     The 2008-09 Budget projected that the General Fund will end the fiscal year with a balance of $2 billion. This is a decrease of $723 million from Fiscal Year 2007-08. It reflects the planned use of $620 million in reserves to finance the costs of labor settlements and $103 million for member-items in the Community Projects Fund.

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     Revisions to the 2008-09 Enacted Budget Financial Plan. The DOB's revised estimates reflect the fiscal impact of Legislature actions in the 2008 regular session and approved to date by the Governor. The bills are expected to add costs of roughly $10 million in the current year growing to $20 million when fully annualized. To cover the potential costs of certain bills yet to be acted on by the Governor, the DOB's revised estimates also include a reserve of $50 million in the current year, $100 million in Fiscal Year 2009-10, and $150 million thereafter. The General Fund ended June 2008 with a cash balance of $3.6 billion, or $168 million less than projected in the 2008-09 Budget. Receipts were $15 million lower than expected; disbursements were $153 million higher.

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     Receipts Outlook. During the first quarter of Fiscal Year 2008-09, General Fund operating results did not fully register the severity of the economic downturn. Receipts through this period, including transfers from other funds, were $15 million lower than projected in the 2008-09 Budget cash flow forecast. Disbursements were approximately $153 million above planned levels, largely reflecting the timing of certain payments. The General Fund closing balance on June 30, 2008 was $3.6 billion, or $168 million below the forecast in the 2008-09 Budget.

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     DOB now expects that the economic downturn will begin to have a substantial impact on tax collections during the rest of Fiscal Year 2008-09. The first quarter results benefited from continuing strength in personal income tax collections that were largely related to calendar year 2007 activity. By comparison, business taxes, which are more responsive to current economic trends, were down by over $450 million in the first three months of Fiscal Year 2008-09 versus initial forecasts. As a result, DOB has reduced its forecast for General Fund tax receipts for Fiscal Year 2008-09 and Fiscal Year 2009-10. Business tax collections are expected to decline substantially based on performance to date and the dislocation in the credit markets. Receipts in the current year have been lowered by $510 million from prior estimates due in large part to reduced bank tax liability and higher than expected corporate franchise tax refunds. In Fiscal Year 2009-10, the estimate for business taxes has been reduced by $342 million. Personal income tax collections are expected to begin to weaken in the latter half of Fiscal Year 2008-09, reflecting the revised forecast for 2008 bonuses and capital gains realizations. Overall, personal income tax collections in Fiscal Year 2008-09 are expected to finish $25 million higher than prior estimate based on the strength of 2007 liability payments, but have been reduced by $500 million in Fiscal Year 2009-10, reflecting the projected impact of calendar year 2008 liability payments. Sales and excise tax collections are also expected to decline due to the economic downturn. Receipts for these taxes have been revised downward by $161 million in the current year and $127 million in Fiscal Year 2009-10.

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     All Funds receipts are projected to total $118.9 billion, an increase of $3.5 billion over Fiscal Year 2007-08 results. The total comprises tax receipts ($63.1 billion), Federal grants ($36 billion) and miscellaneous receipts ($19.9 billion). These estimates have been revised downward since the enactment of the 2008-09 Budget. All Funds tax receipts have been lowered by $819 million. For Fiscal Year 2009-10, All Funds receipts are expected to reach over $124 billion, an increase of $5.3 billion (4.4%) from Fiscal Year 2008-09 estimates.

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     Disbursements Outlook. DOB also has made a number of substantive revisions to the estimates of General Fund disbursements. General Fund spending, including transfers to other funds, is projected to total $56.2 billion in Fiscal Year 2008-09, an increase of $2.8 billion over Fiscal Year 2007-08 spending. State Operating Funds spending, which includes special revenue funds and debt service, is projected to increase by $3.5 billion and total $80.5 billion in Fiscal Year 2008-09, which is an increase of 4.5% over Fiscal Year 2007-08 spending. Labor settlements with unions representing the Unified Court System and CUNY employees, which were ratified after the 2008-09 Budget, are expected to add costs of $256 million in Fiscal Year 2008-09 and $243 million in Fiscal Year 2009-10.

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     Absent cost-savings measures expected to be taken in the FMP, DOB estimates that the revisions to receipts and disbursements would result in a potential General Fund imbalance of $630 million in the Fiscal Year 2008-09 and a $6.5 billion gap in Fiscal Year 2009-10, an increase of $1.5 billion over the 2008-09 Budget estimate. The increase in the Fiscal Year 2009-10 gap principally reflects revisions to the General Fund tax receipts forecast ($880 million), costs of recent labor settlements ($243 million) and the school aid database update ($219 million).

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     DOB projects the State will end Fiscal Year 2008-09 with a General Fund balance of $1.8 billion, which will consist of $1.2 billion in undesignated reserves and $526 million in reserves designated to finance existing or potential future commitments. The projected closing balance is $278 million lower than projected at the time of the enactment of the 2008-09 Budget due to the expected use of $256 million to finance the costs of recent labor settlements and $22 million for debt management purposes. The projected balance also assumes successful implementation of the FMP.

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     The undesignated reserves include $1 billion in the State's Tax Stabilization Reserve, $175 million in the Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event and $21 million in the Contingency Reserve Fund for litigation risks. The designated reserves include $237 million in the Community Projects Fund to finance existing "member item" initiatives, $189 million that is available to finance the cost of potential labor settlements, and $100 million that may be used in the current year for debt management purposes depending on market conditions.

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     DOB projects the State will end Fiscal Year 2008-09 with a State Operating Funds balance of $4.6 billion, which consists of $1.8 billion in the General Fund, $2.4 billion in balances in numerous State Special Revenue Funds and $365 million in Debt Service Funds. The projected closing balance has decreased by $575 million from the estimate at the time of the enactment of the 2008-09 Budget. This largely reflects the use of reserves to finance new labor settlements and a reduction in expected health care conversions proceeds, which reduces the

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projected year-end balance in the HCRA Fund. The balances held in State Special Revenue Funds include moneys designated to finance existing or potential future commitments, or funds that are restricted or dedicated for specified statutory purposes. The largest balances in the State Special Revenue Funds include moneys on hand to finance future costs for State University programs, operating assistance for transportation programs, various health care programs financed from the HCRA Fund, and lottery revenues used for school aid. The remaining fund balances are held in numerous funds, primarily the Miscellaneous Special Revenue Fund, and accounts that support a variety of programs including industry regulation, public health, general government, and public safety

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General Fund Out-Year Projections

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     DOB projects a balanced budget in Fiscal Year 2008-09, but projects out-year budget gaps of $6.4 billion in Fiscal Year 2008-10, $9.3 billion in Fiscal Year 2010- 11, and $10.5 in Fiscal Year 2011-12. The economic forecast calls for a recession entailing several quarters of employment losses through early next year and low wage growth of 2.0% and 1.5% for calendar years 2008 and 2009, respectively.

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     DOB forecasts General Fund spending of $ 62.3 billion in Fiscal Year 2009-10, an increase of $6.1 billion (10.%) over projected Fiscal Year 2008-09 levels. Growth in Fiscal Year 2010-11 is projected at $5.4 billion (8.7%) and in Fiscal Year 2011-12 at $4.2 billion (6.2%). The growth levels are based on current services projections, as modified by the budgetary actions approved during the end of the regular legislative session. In particular, General Fund spending for Medicaid is projected to grow by $1.7 billion in Fiscal Year 2009-10, $1.4 billion in Fiscal Year 2010-11 and $1.1 billion in Fiscal Year 2011-12.

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     All Funds tax receipts in Fiscal Year 2010-11 are projected to reach $69.2 billion, an increase of $3.2 billion (4.9%) from Fiscal Year 2009-10 estimates. All Funds tax receipts in Fiscal Year 2011-12 are expected to increase by nearly $3.6 billion (5.2%) over the prior year. General Fund tax receipts are projected to reach $43.4 billion and $45.7 billion in Fiscal Years 2010-11 and 2011-12, respectively.

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State Indebtedness

     General. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.

     Debt Reform Act of 2000. The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000. It also imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal Year 2000-01, and will gradually increase until it is fully phased-in at 4.0% in Fiscal Year 2010-11. Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in Fiscal Year 2000-01, and will gradually increase to 5.0% in Fiscal Year 2013-14.

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     As of the most recent calculations, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 2.1% of personal income and debt service on such debt at 1.27% of total State receipts, compared to the caps of 2.98% each. DOB projects that debt outstanding and debt service costs for Fiscal Year 2008-09 and the five-year forecast period through Fiscal Year 2012-13 will also be within the statutory caps, although with declining debt capacity.

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     Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total State-supported outstanding debt. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8.9 billion each. As of March 31, 2008, both amounts are less than the statutorily cap of 20%, and are projected to be below the caps for the entire forecast period through Fiscal Year 2011-12.

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     As of March 31, 2008, the State had five agencies or instrumentalities that had entered into a notional amount of $5.86 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 13.2% of total debt outstanding. The agreements outstanding as of that date involved nine different counterparties. Each agreement were part of refunding transactions that resulted in fixed rated that ranged between 2.86% and 3.66%, which were significantly lower than the fixed bond rates at the time the refunding bonds were issued. As of March 31, 2008, the net mark-to-market value of all the outstanding obligations (the aggregate termination amount) was approximately $312 million. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

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     A of March 31, 2008, the State had about $1.8 billion of outstanding variable rate debt instruments, or 4.1% of total debt outstanding, that are subject to the net variable rate exposure cap. That amount includes $1.6 billion of unhedged variable rate obligations and $168 million of synthetic variable rate obligations. In addition to these variable rate obligations, as of March 31, 2008, the State had outstanding $3.1 billion of fixed-rate obligations that may convert to variable rate obligations in the future. This amount included $2.4 billion in State-supported convertible rate bonds .

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     State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

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     General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. The amount of general obligation bonds issued in Fiscal Year 2007-08 (excluding refunding bonds) was $268 million, and as of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion. The Enacted Capital Plan projects that approximately $457 million in general obligation bonds will be issued in 2008-09. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

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     Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2008, approximately $10.8 billion of State Personal Income Tax Revenue Bonds were outstanding.

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     Debt Servicing. The Debt Reduction Reserve Fund (the "DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt. Since Fiscal Year 1998-99, over $1.3 billion has been deposited in the DRRF. The State spent $127 million of DRRF in Fiscal Year 2007-08 to defease high-cost debt. In Fiscal Year 2008-09, the State plans to spend the balance of the $250 million approved last year to address the disruption in the variable rate market or defease high cost debt. Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund.

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     2008-09 State Supported Borrowing Plan. The State's Fiscal Year 2008-09 borrowing plan projects new issuance of $ 457 billion in general obligation bonds; $601 million in Dedicated Highway and Bridge Trust Fund Bonds issued to finance capital projects for transportation; $814 million in Mental Health Facilities Improvement Revenue Bonds issued to finance capital projects at mental health facilities; $119 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

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Litigation

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     General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

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     Real Property Claims. In Oneida Indian Nation of New York, et al. v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of land that the tribe sold to

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the State in a series of transactions between 1795 and 1846, and ejectment of the State and surrounding counties from all publicly-held lands in the claim area. This case was dormant while the plaintiffs pursuant an earlier action which ended in an unsuccessful effort at a settlement. In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area. On September 25, 2000, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment. On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages. The court also denied the State's motion to dismiss for failure to join indispensable parties.

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     Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction . The court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The appeals have been fully briefed before the Second Circuit, and it is anticipated that the matter will be argued in the fall of 2008.

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Other Indian land claims include

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Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in United States District Court

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.

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     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims. On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution. On November 29, 2004, the plaintiff tribes, with one exception, approved a settlement with the State. On February 10, 2006, the district court stayed all proceedings and legislation until 45 days after the U.S. Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. The motion is now being fully briefed and awaiting decision.

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     In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onondaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on the issue of laches. The motion is now fully briefed and awaiting decision.

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     Cayuga Indian Nation of New York, et al. v. Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act ("NIA") (first enacted in 1790) because the transactions were not held under Federal supervision, and were not formally ratified by the U.S. Senate and proclaimed by the President. In 2001, the court denied ejectment as a remedy and rendered a judgment against the State for in the net amount of $250 million. The State appealed the judgment. The tribal plaintiffs (but not the U.S. Government) cross-appealed, seeking ejectment of all of the present day occupants of the claimed land and approximately $1.5 billion in additional prejudgment interest.

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     On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the action, based upon the intervening Sherrill decision. The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in Sherrill applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claims for money damages and ejectment. The Court also held that the United States' complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006.

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     This case was closed but recently became active when the Cayuga plaintiffs filed a motion to have the judgment vacated and the case stayed until after the Second Circuit decides the appeal in Oneida. The motion is premised on the ruling in Oneida that, in spite of the decision in Cayuga, the tribal plaintiffs may proceed to prove a non-possessory claim for unjust compensation against the State. The motion is currently returnable on June 10, 2008 and it is anticipated that a formal motion for a stay will also be returnable on June 10, 2008.

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     Medicaid. Numerous cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology . Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello . Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

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     In New York Association of Homes and Services for the Aging v. DeBuono, et al., the U.S. District Court dismissed plaintiff's complaint on May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related cases at the State level involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal court.


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Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the U.S. Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of laws on Native American reservations in violation of the Equal Protection Clause of the U.S. Constitution. The District Court granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs appealed the denial of the remainder of the motion. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the summary judgment motions and cross-motions were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. An evidentiary hearing will be held in October 2008.



     West Valley Litigation. In State of New York et al v. The United States of America et al., the State and the New York State Energy Research and Development Authority have filed suit seeking declarations that defendants are (i) liable under CERCLA for the State's response costs and for damages to the State's natural resources resulting from pollution releases from the West Valley site and a judgment reimbursing the State for these costs and damages, (ii) responsible to decontaminate and decommission the site and for future site monitoring and maintenance, and (iii) responsible for paying the fees for disposal of solidified high level radioactive waste at the site. The parties have agreed to stay the litigation and submit the issues to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.


THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS PART C OTHER INFORMATION

Item 23. Exhibits

A(1)	Third Amended and Restated Master Trust Agreement filed January 8, 1993, incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

A(2)	Amendment No. 1 to the Third Amended and Restated Master Trust Agreement filed on
May 21, 1993, incorporated by reference to Post-Effective Amendment No. 24, filed on
June 29, 1993.

A(3)	Amendment No. 2 to the Third Amended and Restated Master Trust Agreement filed on
February 7, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on
April 1, 1994.

A(4)	Amendment No. 3 to the Third Amended and Restated Master Trust Agreement filed on
March 31, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on
April 1, 1994.

A(5)	Amendment No. 4 to the Third Amended and Restated Master Trust Agreement,
incorporated by reference to Post-Effective Amendment No. 32, filed on December 13,
1994.

A(6)	Amendment No. 5 to the Third Amended and Restated Master Trust, incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

A(7)	Amendment No. 6 to the Third Amended and Restated Master Trust Agreement, dated
August 30, 1996, incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

A(8)	Amendment No. 7 to the Third Amended and Restated Master Trust Agreement, dated
February 27, 1997, incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

B	Amended and restated By-laws, dated February 1, 2006, are incorporated by reference to
Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on

D	Investment Management Agreement between the Registrant and The Dreyfus Corporation, dated November 20, 1995, is incorporated by Reference to Exhibit (D) of Post-Effective
Amendment No. 60 to the Registration Statement on Form N-1A, filed on October 23,
2006.


E(1)	Distribution Agreement, dated March 22, 2000, is incorporated by reference to Post-
Effective Amendment No. 57, filed on October 24, 2003.

E(2)	Forms of Service Agreements are filed herewith.

E(3)	Forms of Supplemental to Service Agreements are filed herewith.
F	Not Applicable.

G	Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No.
55, filed on October 26, 2001.

H	Not applicable.

I	Opinion of counsel is incorporated by reference to the Registration Statement and to Post-
Effective Amendment Number 34, filed on December 28, 1994.

J(1)	Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective
Amendment No 36.

J(2)	Consent of Independent Registered Public Accounting Firm is filed herewith.

P	Code of Ethics adopted by the Registrant is filed herewith.

Other Exhibits

(a)	Power of Attorney of J. David Officer and James Windels, dated January 23, 2007 is incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed on October 26, 2007.

(b)	Certificate of Assistant Secretary is incorporated by reference to Post-Effective Amendment No. 59 filed on October 28, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 25. Indemnification

     The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

     Article VI of the Registrant’s Third Amended and Restated Master Trust Agreement and any amendments thereto, and Section 1.11 of the Distribution Agreement.

Item 26. Business and Other Connections of Investment Adviser

     The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as an investment adviser, sub-investment adviser or administrator.

ITEM 26.	Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	MBSC Securities Corporation++	Chief Executive Officer	3/08 - Present
Chief Executive Officer		Chairman of the Board	3/08 - Present
and Director		Director	6/07 - 3/08
		Executive Vice President	6/07 - 3/08

	Dreyfus Service Corporation++	Director	8/06 - 6/07
		Executive Vice President	8/06 - 6/07

J. Charles Cardona	MBSC Securities Corporation++	Director	6/07 - Present
President and Director		Executive Vice President	6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 – 6/07
		Director	8/00 – 6/07

Diane P. Durnin	None
Vice Chair and Director

Jonathan Little	BNY Mellon Asset Management International	Director	9/03 - Present
Chair of the Board	Holdings Limited
London, England

	BNY Mellon Asset Management International	Director	8/00 – Present
Limited
London, England

	EACM Advisors LLC	Manager	6/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

	Ivy Asset Management Corp.	Director	12/07 - Present
One Jericho Plaza
Jericho, NY 11753

	Mellon Ahli Section Fund Limited	Director	3/06 - Present
Cayman Islands

	Mellon Global Alternative Investments Limited	Director	5/02 - Present
London, England

	Mellon International Limited	Director	5/05 - Present
London, England

	Mellon JV Limited	Director	1/06 – Present
The Bank of New York Mellon Centre
160 Queen Victoria St.
London, England

	Newton Management Limited	Director	2/08 – Present
London, England

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Little	Standish Mellon Asset Management Company	Manager	10/07 – Present
Chair of the Board	LLC
(continued)	Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408

	The Bank of New York Mellon Corporation*****	Senior Executive Vice	7/07 – Present
President

	Walter Scott & Partners Limited	Director	10/06 – Present
Edinburgh, Scotland

	WestLB Mellon Asset Management Holdings	Director	4/06 – Present
Limited
Dusseldorf, Germany

	Mellon Global Investments	Chief Executive Officer	5/02 – Present
	London, England	Director	5/02 – Present

	BNY Mellon Fund Managers Limited+	Director	5/03 – 01/07

	BNY Mellon Asset Management International	Director	9/03 – Present
Holdings Limited +

	Mellon Global Investing Corp. +	Director	5/02 – Present

	Mellon International Investment Corp. +	Director	4/02 – 4/07
		President	4/02 – 4/07

	Mellon Overseas Investment Corp. +	Director	12/02 – Present
		Chairman	4/08 – Present
		Chief Executive Officer	4/08 – Present
		President	4/08 – Present
		Vice President	6/02 – 4/08

	Hamon Investment Group PTE Ltd. +	Director	2/02 – Present

	BNY Mellon AM Latin America S.A.	Director	7/03 – Present
Santiago, Chile

	Mellon Global Funds, plc+	Director	12/00 – 11/07

	BNY Mellon Global Management Ltd. +	Director	11/00 – Present

	BNY Mellon Asset Management Japan Ltd.	Director	6/06 – Present
Toyko, Japan

	Mellon Global Investments Japan Ltd. +	Director	6/02 – Present

	Universal Liquidity Funds, plc+	Director	11/00 – Present

	Pareto Investment Management Ltd.	Director	9/04 – Present
London, England

	Mellon Global Investments (Asia) Ltd.+	Director	5/01 – Present


Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Little	BNY Mellon Asset Management Australia	Director	10/2 - 5/07
Chair of the Board	Limited +
(continued)

	Mellon Australia Pty Ltd. +	Director	7/02 – Present

	Mellon Alternative Strategies Ltd. +	Director	10/04 – 7/07

	NSP Financial Services Group Pty Ltd. +	Director	12/01 – 08/07

	Kiahan Trading Ltd. +	Director	12/01 – Present

Phillip N. Maisano	The Bank of New York Mellon *****	Senior Vice President	7/08 – Present
Director, Vice Chair and
Chief Investment Officer
	BNY Mellon, National Association +	Senior Vice President	7/08 – Present
	Mellon Bank, N.A.+	Senior Vice President	4/06 – 6/08
	BNY Alcentra Group Holdings, Inc.++	Director	10/07 – Present
	BNY Mellon Investment Office GP LLC*	Manager	4/07 – Present
	Mellon Global Alternative Investments Limited	Director	8/06 - Present
London, England
	Pareto Investment Management Limited	Director	4/08 - Present
London, England
	The Boston Company Asset Management NY,	Manager	10/07 - Present
LLC*
	The Boston Company Asset Management, LLC*	Manager	12/06 - Present
	Urdang Capital Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462
	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462
	EACM Advisors LLC	Chairman of Board	8/04 - Present
	200 Connecticut Avenue	Chief Executive Officer	8/04 - 5/06
Norwalk, CT 06854-1940
	Founders Asset Management LLC****	Member, Board of	11/06 - Present
Managers
	Standish Mellon Asset Management Company,	Board Member	12/06 - Present
LLC
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408
	Mellon Capital Management Corporation***	Director	12/06 - Present
	Mellon Equity Associates, LLP+	Board Member	12/06 – 12/07

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Phillip N. Maisano	Newton Management Limited	Board Member	12/06 - Present
Director, Vice Chair and	London, England
Chief Investment Officer
(continued)

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Mitchell E. Harris	Standish Mellon Asset Management Company	Chairman	2/05 - Present
Director	LLC	Chief Executive Officer	8/04 - Present
	Mellon Financial Center	Member, Board of	10/04 - Present
	201 Washington Street	Managers
Boston, MA 02108-4408

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 – Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC	President	12/05 – Present
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408
		Manager	12/05 - Present

	Palomar Management	Director	12/97 - Present
London, England

	Palomar Management Holdings Limited	Director	12/97 - Present
London, England

	Pareto Investment Management Limited	Director	9/04 – Present
London, England

	MAM (DE) Trust+++++	President	10/05 – 1/07
		Member of Board of	10/05 – 1/07
Trustees

	MAM (MA) Holding Trust+++++	President	10/05 – 1/07
		Member of Board of	10/05 – 1/07
Trustees

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Ronald P. O’Hanley	The Bank of New York Mellon Corporation *****	Vice Chairman	7/07 - Present
Director
	Mellon Financial Corporation+	Vice Chairman	6/01 – 6/07
	Mellon Trust of New England, N.A. *	Vice Chairman	4/05 - 6/08
	The Bank of New York Mellon *****	Vice Chairman	7/08 – Present
	BNY Mellon, National Association +	Vice Chairman	7/08 - Present
	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present
	BNY Mellon Investment Office GP LLC+	Manager	4/07 - Present
	EACM Advisors LLC	Manager	6/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940
	Ivy Asset Management Corp.	Director	12/07 - Present
One Jericho Plaza
Jericho, NY 11753
	Neptune LLC+++++	Chairman	7/98 - Present
		President	7/98 – Present
		Member, Management	6/98 – Present
Committee
	Pareto Investment Management Limited	Director	9/04 - Present
London, England
	The Boston Company Asset Management NY,	Manager	10/07 - Present
LLC*
	The Boston Company Asset Management, LLC*	Manager	12/97 - Present
	The Boston Company Holding, LLC*	Vice Chairman	2/07 - Present
	Walter Scott & Partners Limited	Director	10/06 - Present
Edinburgh, Scotland
	WestLB Mellon Asset Management Holdings	Director	4/06 - Present
Limited
Dusseldorf, Germany
	Mellon Bank, N.A. +	Vice Chairman	6/01 – 6/08
	TBC General Partner, LLC*	President	7/03 – 10/05

	Standish Mellon Asset Management Company,	Board Member	7/01 – Present
LLC
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408
	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present
	Franklin Portfolio Associates, LLC*	Director	4/97 – Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Pareto Partners (NY) ++	Partner Representative	2/00 – Present
Director
(continued)

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd	Non-Resident Director	11/98 - 4/06
Tokyo, Japan

	BNY Mellon Asset Management Japan Limited	Director	6/06 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	MAM (MA) Holding Trust+++++	Trustee	6/03 – Present

	MAM (DE) Trust+++++	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
The Bank of New York Mellon Centre
160 Queen Victoria Street
London England

	Mellon Capital Management Corporation***	Director	2/97 – Present

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – 12/07
Member
		Chairman	1/98 – 12/07

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 – Present

Scott E. Wennerholm	Mellon Capital Management Corporation***	Director	10/05 - Present
Director

	Newton Management Limited	Director	1/06 – Present
London, England

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present
	222 Berkley Street	Administrator	11/07 - Present
Boston, MA 02116

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Ivy Asset Management Corp.	Director	12/07 - Present
One Jericho Plaza
Jericho, NY 11753

	Urdang Capital Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462


Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Scott E. Wennerholm	Urdang Securities Management, Inc.	Director	10/07 - Present
Director	630 West Germantown Pike, Suite 300
(continued)	Plymouth Meeting, PA 19462

	EACM Advisors LLC	Manager	6/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY,	Manager	10/07 - Present
LLC*

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited	Director	3/06 – Present
London, England

	Mellon Equity Associates, LLP+	Executive Committee	10/05 – 12/07
Member

	Standish Mellon Asset Management Company,	Member, Board of	10/05 - Present
	LLC	Managers
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408

	The Boston Company Holding, LLC*	Member, Board of	4/06 – Present
Managers

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 – 6/08

	Mellon Trust of New England, N. A.*	Director	4/06 – 6/08
		Senior Vice President	10/05 – 6/08

	MAM (DE) Trust+++++	Member of Board of	1/07 - Present
Trustees

	MAM (MA) Holding Trust+++++	Member of Board of	1/07 - Present
Trustees

J. David Officer	MBSC Securities Corporation++	President	6/07 – Present
Chief Operating Officer,		Director	6/07 – Present
Vice Chair and Director
	Dreyfus Service Corporation++	President	3/00 – 6/07
		Director	3/99 – 6/07

	MBSC, LLC++	Manager, Board of	4/02 – 6/07
Managers
		President	4/02 – 6/07

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization, Inc.++	Director	3/99 – 3/07


Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Seven Six Seven Agency, Inc.++	Director	10/980- 4/07
Chief Operating Officer,
Vice Chair and Director
(continued)

	Mellon Residential Funding Corp. +	Director	4/97 - Present
	The Bank of New York Mellon *****	Executive Vice President	7/08 – Present
	BNY Mellon, National Association +	Executive Vice President	7/08 - Present
	Mellon Bank, N.A.+	Executive Vice President	2/94 – 6/08
	Laurel Capital Advisors+	Chairman	1/05 - Present
		Chief Executive Officer	1/05 - Present
	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida
Dwight Jacobsen	Pioneer Investments	Senior Vice President	4/06 – 12/07
Executive Vice President	60 State Street
Boston, Massachusetts
Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications
Gary Pierce	The Bank of New York Mellon *****	Vice President	7/08 - Present
Controller

	BNY Mellon, National Association +	Vice President	7/08 - Present
	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 – 6/08
		Treasurer	7/05 – 6/08
	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 – Present
	MBSC, LLC++	Chief Financial Officer	7/05 – 6/07
		Manager, Board of	7/05 – 6/07
Managers
	MBSC Securities Corporation++	Director	6/07 – Present
		Chief Financial Officer	6/07 – Present
	Dreyfus Service Corporation++	Director	7/05 – 6/07
		Chief Financial Officer	7/05 – 6/07
	Founders Asset Management, LLC****	Assistant Treasurer	7/06 – Present
	Dreyfus Consumer Credit	Treasurer	7/05 – Present
Corporation ++
	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 – Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Gary Pierce	Dreyfus Service	Treasurer	7/05 - Present
Controller	Organization, Inc.++
(continued)
	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 – Present
Chief Compliance Officer		Officer
	Laurel Capital Advisors, LLP+	Chief Compliance	4/05 – Present
Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 – Present
Officer
	MBSC, LLC++	Chief Compliance	10/04 – 6/07
Officer
	MBSC Securities Corporation++	Chief Compliance	6/07 – Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 – 6/07
Officer

Jill Gill	Mellon Financial Corporation +	Vice President	10/01 – 6/07
Vice President –
Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

	Dreyfus Service Corporation++	Vice President	10/06 – 6/07

Anthony Mayo	None
Vice President –
Information Systems

Theodore A. Schachar	MBSC Securities Corporation++	Vice President – Tax	6/07 – Present
Vice President – Tax

	Dreyfus Service Corporation++	Vice President – Tax	10/96 – 6/07

	MBSC, LLC++	Vice President – Tax	4/02 – 6/07

	The Dreyfus Consumer Credit Corporation ++	Chairman	6/99 – Present
		President	6/99 – Present

	Dreyfus Service Organization, Inc.++	Vice President – Tax	10/96 –
Present

John E. Lane	A P Colorado, Inc. +	Vice President – Real	8/07 – Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 – 9/07
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

John E. Lane	Allomon Corporation+	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
(continued)
	AP Residential Realty, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	AP Wheels, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	BNY Mellon, National Association +	Vice President– Real	7/08 – Present
Estate and Leases

	Citmelex Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Eagle Investment Systems LLC	Vice President– Real	8/07 – Present
	65 LaSalle Road	Estate and Leases
West Hartford, CT 06107
	East Properties Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	FSFC, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	Holiday Properties, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	MBC Investments Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 – Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Bank Community Development	Vice President– Real	11/07 –
	Corporation+	Estate and Leases	Present

	Mellon Capital Management Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 – Present
Estate and Leases
	Mellon Funding Corporation+	Vice President– Real	12/07 –
		Estate and Leases	Present
	Mellon Holdings, LLC+	Vice President– Real	12/07 –
		Estate and Leases	Present
	Mellon International Leasing Company+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Private Trust Company, National	Vice President– Real	8/07 – 1/08
	Association+	Estate and Leases

	Mellon Securities Trust Company+	Vice President– Real	8/07 – 7/08
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 – 07/08
Estate and Leases
	Mellon Trust Company of New England, N.A.+	Vice President– Real	8/07 – 6/08
Estate and Leases
	Mellon Trust Company of New York LLC++	Vice President– Real	8/07 – 6/08
Estate and Leases
	Mellon Ventures, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	Melnamor Corporation+	Vice President– Real	8/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

John E. Lane	MFS Leasing Corp. +	Vice President– Real	7/07 – Present
Vice President		Estate and Leases
(continuted)
	MMIP, LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	Pareto New York LLC++	Vice President– Real	10/07
		Estate and Leases	– Present
	Pontus, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Promenade, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases

	RECR, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	SKAP #7+	Vice President– Real	8/07 – 11/07
Estate and Leases
	Technology Services Group, Inc.*****	Senior Vice President	6/06 – Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 – Present
		Senior Vice President	4/04 – 5/08

	Texas AP, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	The Bank of New York Mellon*****	Vice President – Real	7/08 – Present
Estate and Leases
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
Jeanne M. Login	A P Colorado, Inc. +	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 – 9/07
Estate and Leases
	Allomon Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	AP Residential Realty, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	AP Wheels, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	APT Holdings Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	BNY Investment Management Services LLC++++	Vice President– Real	1/01 – Present
Estate and Leases
	BNY Mellon, National Association +	Vice President – Real	7/08 – Present
Estate and Leases
	Citmelex Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Eagle Investment Systems LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	East Properties Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	FSFC, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jeanne M. Login	Holiday Properties, Inc. +	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
(continued)
	MBC Investments Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 – Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Bank Community Development	Vice President– Real	11/07 – Present
	Corporation+	Estate and Leases

	Mellon Capital Management Corporation+	Vice President– Real	8/07 – Present
Estate and Leases

	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 – Present
Estate and Leases
	Mellon Funding Corporation+	Vice President – Real	12/07 - Present
Estate and Leases
	Mellon Holdings LLC+	Vice President – Real	12/07 - Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Private Trust Company, National	Vice President – Real	8/07 – 1/08
	Association+	Estate and Leases

	Mellon Securities Trust Company+	Vice President – Real	8/07 – 7/08
Estate and Leases
	Mellon Trust of New England, N.A. *	Vice President – Real	8/07 – 6/08
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 – 7/08
Estate and Leases
	MFS Leasing Corp. +	Vice President– Real	7/07 – Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	Pontus, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Promenade, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	RECR, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	SKAP #7+	Vice President – Real	8/07 – 11/07
Estate and Leases
	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 – 5/08

	Texas AP, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	The Bank of New York Mellon*****	Vice President – Real	7/08 – Present
Estate and Leases
	Trilem, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

James Bitetto	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present
Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 – 6/07

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - Present
		Director	2/02 – 7/06

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 27. Principal Underwriters

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.

2.	BNY Mellon Funds Trust

3.	CitizensSelect Funds

4.	Dreyfus Appreciation Fund, Inc.

5.	Dreyfus BASIC Money Market Fund, Inc.

6.	Dreyfus BASIC U.S. Government Money Market Fund

7.	Dreyfus BASIC U.S. Mortgage Securities Fund

8.	Dreyfus Bond Funds, Inc.

9.	Dreyfus Cash Management

10.	Dreyfus Cash Management Plus, Inc.

11.	Dreyfus Connecticut Municipal Money Market Fund, Inc.

12.	Dreyfus Founders Funds, Inc.

13.	The Dreyfus Fund Incorporated

14.	Dreyfus Government Cash Management Funds

15.	Dreyfus Growth and Income Fund, Inc.

16.	Dreyfus Growth Opportunity Fund, Inc.

17.	Dreyfus Index Funds, Inc.

18.	Dreyfus Institutional Cash Advantage Funds

19.	Dreyfus Institutional Money Market Fund

20.	Dreyfus Institutional Preferred Money Market Funds

21.	Dreyfus Institutional Reserves Funds

22.	Dreyfus Intermediate Municipal Bond Fund, Inc.

23.	Dreyfus International Funds, Inc.

24.	Dreyfus Investment Grade Funds, Inc.

25.	Dreyfus Investment Portfolios

26.	The Dreyfus/Laurel Funds, Inc.

27.	The Dreyfus/Laurel Funds Trust

28.	The Dreyfus/Laurel Tax-Free Municipal Funds

29.	Dreyfus LifeTime Portfolios, Inc.

30.	Dreyfus Liquid Assets, Inc.

31.	Dreyfus Massachusetts Municipal Money Market Fund

32.	Dreyfus Midcap Index Fund, Inc.

33.	Dreyfus Money Market Instruments, Inc.

34.	Dreyfus Municipal Cash Management Plus

35.	Dreyfus Municipal Funds, Inc.

36.	Dreyfus Municipal Money Market Fund, Inc.

37.	Dreyfus New Jersey Municipal Money Market Fund, Inc.

38.	Dreyfus New York Municipal Cash Management

39.	Dreyfus New York Tax Exempt Bond Fund, Inc.

40.	Dreyfus New York AMT-Free Municipal Money Market Fund

41.	Dreyfus U.S. Treasury Intermediate Term Fund

42.	Dreyfus U.S. Treasury Long Term Fund

43.	Dreyfus 100% U.S. Treasury Money Market Fund

44.	Dreyfus Pennsylvania Municipal Money Market Fund

45.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.


46.	Dreyfus Premier Equity Funds, Inc.

47.	Dreyfus Premier GNMA Fund, Inc.

48.	Dreyfus Premier Investment Funds, Inc.

49.	Dreyfus Premier Manager Funds I

40.	Dreyfus Premier Manager Funds II

51.	Dreyfus Premier Municipal Bond Fund

52.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

53.	Dreyfus Premier New York AMT-Free Municipal Bond Fund

54.	Dreyfus Premier Opportunity Funds

55.	Dreyfus Premier Short-Intermediate Municipal Bond Fund

56.	Dreyfus Premier State Municipal Bond Fund

57.	Dreyfus Premier Stock Funds

58.	The Dreyfus Premier Third Century Fund, Inc.

59.	Dreyfus Premier Worldwide Growth Fund, Inc.

60.	Dreyfus Short-Intermediate Government Fund

61.	The Dreyfus Socially Responsible Growth Fund, Inc.

62.	Dreyfus Stock Index Fund, Inc.

63.	Dreyfus Tax Exempt Cash Management Funds

64.	Dreyfus Treasury & Agency Cash Management

65.	Dreyfus Treasury Prime Cash Management

66.	Dreyfus Variable Investment Fund

67.	Dreyfus Worldwide Dollar Money Market Fund, Inc.

68.	General California Municipal Money Market Fund

69.	General Government Securities Money Market Funds, Inc.

70.	General Money Market Fund, Inc.

71.	General Municipal Money Market Funds, Inc.

72.	General New York Municipal Bond Fund, Inc.

73.	General New York Municipal Money Market Fund

74.	Strategic Funds, Inc.


(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
J. David Officer*	President and Director	President
Ken Bradle**	Executive Vice President and Director	None
Robert G. Capone*****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher******	Executive Vice President	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman****	Executive Vice President	None
James Neiland*	Executive Vice President	None
Sean O’Neil*****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	None
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Denise B. Kneeland*****	Senior Vice President	None
Mary T. Lomasney*****	Senior Vice President	None
Barbara A. McCann*****	Senior Vice President	None
Christine Carr Smith******	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
William Germenis*	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Karin L. Waldmann*	Privacy Officer	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
John E. Lane*******	Vice President – Real Estate and Leases	None
Jeanne M. Login*******	Vice President – Real Estate and Leases	None
Edward A. Markward*	Vice President – Compliance	None
Jennifer M. Mills*	Vice President – Compliance	None
Paul Molloy*	Vice President	None
Anthony Nunez*	Vice President – Finance	None
Theodore A. Schachar*	Vice President – Tax	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

James Bitetto*	Assistant Secretary	Vice President and
Assistant Secretary
James D. Muir*	Assistant Secretary	None
Ken Christoffersen***	Assistant Secretary	None
*	Principal business address is 200 Park Avenue, New York, NY 10166.

**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.

****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

*****	Principal business address is One Boston Place, Boston, MA 02108.

******	Principal business address is 595 Market Street, San Francisco, CA 94105.

*******	Principal business address is 101 Barclay Street, New York 10286.


Item 28.	Location of Accounts and Records

1.	The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of October, 2008.

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

BY:	/s/J. David Officer*
/s/J. David Officer, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/J. David Officer*	President (Principal Executive Officer)	10/24/08
J. David Officer

/s/James Windels*	Treasurer (Principal Financial and	10/24/08
James Windels	Accounting Officer)

/s/Joseph S. DiMartino*	Trustee, Chairman of the Board	10/24/08
Joseph S. DiMartino

/s/James M. Fitzgibbons*	Trustee	10/24/08
James M. Fitzgibbons

/s/Kenneth A. Himmel*	Trustee	10/24/08
Kenneth A. Himmel

/s/Stephen J. Lockwood*	Trustee	10/24/08
Stephen J. Lockwood

/s/Roslyn M. Watson*	Trustee	10/24/08
Roslyn M. Watson

/s/Benaree Pratt Wiley*	Trustee	10/24/08
Benaree Pratt Wiley
*By:	/s/James Bitetto
Attorney-in-Fact

INDEX OF EXHIBITS
Exhibit No.

E(2)	Forms of Service Agreements
E(3)	Forms of Supplemental to Service Agreements
J(2)	Consent of Independent Registered Public Accounting Firm
P	Code of Ethics